Matthews Asia Funds | Third Quarter Report

September 30, 2011 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

3Q

Performance and Expenses

Through September 30, 2011

*Institutional Class Shares were first offered on October 29, 2010. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Return			2010 Gross
	Inception Date	1 year	5 years	10 years	Since Inception	Annual Operating Expenses[1]
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	9/12/94	-7.50%	6.49%	14.03%	10.31%	1.13%
Institutional Class (MICSX)	10/29/10*	-7.37%	6.52%	14.05%	10.32%	0.93%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	10/31/06	-7.49%	n.a.	n.a.	8.77%	1.14%
After Fee Waiver, Reimbursement and Recoupment						1.15%[2]
Institutional Class (MIPIX)	10/29/10*	-7.37%	n.a.	n.a.	8.80%	1.02%
Matthews China Dividend Fund
Investor Class (MCDFX)	11/30/09	-13.13%	n.a.	n.a.	1.44%	1.95%
After Fee Waiver, Reimbursement and Recoupment						1.50%[3]
Institutional Class (MICDX)	10/29/10*	-12.88%	n.a.	n.a.	1.59%	1.24%
Matthews Asia Growth Fund
Investor Class (MPACX)	10/31/03	-8.09%	4.31%	n.a.	8.82%	1.19%
Institutional Class (MIAPX)	10/29/10*	-7.97%	4.34%	n.a.	8.84%	0.99%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	9/12/94	-12.84%	8.39%	17.25%	8.44%	1.09%
Institutional Class (MIPTX)	10/29/10*	-12.68%	8.43%	17.28%	8.45%	0.95%
Matthews China Fund
Investor Class (MCHFX)	2/19/98	-23.28%	11.86%	16.05%	10.69%	1.15%
Institutional Class (MICFX)	10/29/10*	-23.14%	11.90%	16.07%	10.70%	0.97%
Matthews India Fund
Investor Class (MINDX)	10/31/05	-23.52%	7.30%	n.a.	11.59%	1.18%
Institutional Class (MIDNX)	10/29/10*	-23.44%	7.33%	n.a.	11.61%	0.99%
Matthews Japan Fund
Investor Class (MJFOX)	12/31/98	8.38%	-4.47%	3.28%	3.73%	1.30%
Institutional Class (MIJFX)	10/29/10*	8.38%	-4.47%	3.28%	3.73%	1.08%
Matthews Korea Fund
Investor Class (MAKOX)	1/3/95	-4.90%	1.20%	16.56%	4.61%	1.21%
Institutional Class (MIKOX)	10/29/10*	-4.69%	1.25%	16.59%	4.62%	0.91%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	9/15/08	-14.61%	n.a.	n.a.	19.92%	1.59%
After Fee Waiver, Reimbursement and Recoupment						1.63%[4]
Matthews China Small Companies Fund
Investor Class (MCSMX)	5/31/11	n.a.	n.a.	n.a.	-32.60%[5]	2.99%[6]
After Fee Waiver, Reimbursement and Recoupment						2.00%[7]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	12/27/99	-11.69%	2.43%	10.73%	-1.39%	1.26%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

3  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%.

4  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

5  Actual return for fiscal period beginning 5/31/11 through 9/30/11, not annualized.

6  Gross annual operating expenses for the Fund for 2011 are estimated to be 2.99%.

7  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	9

Matthews China Dividend Fund	14

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	19

Matthews Pacific Tiger Fund	23

Matthews China Fund	27

Matthews India Fund	31

Matthews Japan Fund	35

Matthews Korea Fund	39

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund	43

Matthews China Small Companies Fund	47

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	51

Notes to Schedules of Investments	54

Disclosures and Index Definitions	60

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of September 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed in the United States by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406

Matthews Asia Funds are distributed in Latin America by HMC Partners

"We place more emphasis on investing in the businesses and securities that we believe can best weather sudden, painful draw-downs caused by investors with shorter-term goals."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

How has the recent bear market affected our investment views for Asia? Do we need to change our strategy? Are there opportunities we can seize after the market falls? These questions naturally spring to investors' minds at times like this. The third quarter was a horrible one for the absolute performance of the Funds; all, with the exception of Japan, recording double-digit declines. Yet, we take some comfort in the fact that most of our Funds have continued to outperform their respective benchmarks. As long-term investors, we tend not to place too much emphasis on managing the short-term volatility of the Funds in a day-to-day fashion. We place more emphasis on investing in the businesses and securities that we believe can best weather these sudden, painful draw-downs caused by investors with shorter-term goals. We try always to be prepared for such events even though it may not be apparent in normal times. That is why I feel some satisfaction that the Funds have, for the most part, performed in the way that we would expect and hope, given the market environment. It is also why we adhere to our long-run strategy, though we are indeed excited by the prospect of finding new opportunities for investment as others sell in fear.

The fall in markets over the quarter has been due to various factors: first, Europe's sovereign debt problems have been the proximate catalyst. These factors have created a consensus that Greece will indeed default, and have raised the specter of crises in Spain, Ireland and Italy—and even the potential dismemberment of the Eurozone. Secondly, compounding these issues, has been a renewed slowdown of the economies of Europe and the U.S. There are policies to deal with all of these issues—boosting demand via fiscal and monetary stimulus and shoring up confidence in the Eurozone via issues of bonds backed by the stronger members. However, disagreements over what to do and political posturing ahead of elections has put policy in limbo. Uncertainty creates fear; markets fall. Most of the issues that Asian markets are dealing with, therefore, are not of their own making. Is Asia the baby being thrown out with the bathwater?

I believe the answer is that Asia's treatment at the hands of global investors may be a little excessive, but is not entirely unfair. After all, Asia came through its own crisis in 1997–98 understanding that it needed to do more to develop its own domestic capital markets—particularly bond markets—but has taken only small steps in that direction. It has been slow, too, to build the kind of regional organizations that would have a mandate to quickly step in to backstop any funding crisis. China, obviously, has huge foreign exchange reserves—and people are even speculating about Europeans coming to China for a bailout—but should Asia, first of all, not have a way to save itself? As far as I can see, there is no set of agreements in place that describe who will take action when the next crisis hits. The upshot is that U.S. and European-based investors play a much larger role in Asia's local bond and equity markets than need be the case. When trouble strikes at home, they liquidate what (to them) are peripheral portfolios in the attempt to raise cash. Asia's currencies, bond markets and stock markets are vulnerable as a result. The fear rippling over from Europe also comes at a time when Asian countries are stepping on the monetary brakes, trying to rein in a near-term rise in inflation caused by booming demand and credit creation.

2 MATTHEWS ASIA FUNDS

On the other hand, yes, Asia's growth prospects are much brighter than those in the West. They are brighter because Asia has shown itself capable of growing productivity at faster rates of growth than any other region of the world. This is partly because they are starting from a lower base. But it is also because they have put in place enough of the right kinds of institutions and market incentives to encourage profitable growth. All of this has been achieved as the economies of Asia have deleveraged since the 1997 Asian Financial Crisis, which suggests that they have room to continue to produce more goods and services more efficiently and drive domestic demand and corporate profitability. In addition, investors can access such growth at valuations that, though higher than those available in Europe, are cheaper than U.S. valuations in terms of dividend yield, price-to-earnings and price-to-book ratios. Indeed, it was the recognition of these facts that enabled Asia to emerge more quickly and strongly out of the crisis in 2008.

Our strategy is to try to tap into these sources of growth. A significant part of the relative performance of our Funds has been our focus on buying businesses for the long term—trying to identify those corporations that grow core earnings or dividends at a reasonable rate and with greater certainty over extended periods of time. It is precisely these kinds of companies that are able to attract support in the market, when the world is trapped like a deer in the headlights by fear and uncertainty. These kinds of opportunities remain a focus for the Funds. We will not change our stock selection strategy just because of the dislocation in the markets, but we will look more closely at those opportunities that we may have passed over previously because valuations appeared too high. So shareholders should not expect any change in the strategies of the Funds, but there may be increased activity if and when we are able to identify new opportunities.

Asia's markets began the year with some growth prospects but valuations that offered no protection against bad news. The events of the last quarter have simply brought into greater relief the risks that we already knew the global economy was facing. Thus, Asia's markets appear to be starting the final quarter of the year with still solid, long-run growth prospects, but at valuations that are much cheaper and are cheap because investors are now more nearsighted than they were in January. Today's problems have become the focus of analysis and commentary; tomorrow's opportunities seem to have slipped from view.

As always, we are privileged to serve as your investment advisor.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Jesper O. Madsen, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$15.70	$15.70
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.93%

Portfolio Statistics

Total # of Positions	82
Net Assets	$3.2 billion
Weighted Average Market Cap	$19.0 billion
Portfolio Turnover	19.84%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Asian Growth and Income Fund declined –13.07% (Investor and Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, dropped –20.75%. During this period of economic volatility, the Fund was able to accomplish one of its main aims—to offer a degree of downside protection—and cushioned shareholders from the worst of the sell-off.

That downside protection came from several sources including Japan, which posted relatively strong performance during the quarter. Given Japan's two decades of economic stagnation, we are often asked why we have Japanese allocations in the portfolio, which held nearly 11% of its net assets in Japan as of quarter end. It is at times like this that Japan has proven to be a relatively safe harbor due to the strength of its currency. In addition, valuations for Japanese holdings were already very attractive and firms showed strong balance sheets.

One such stock, Hisamitsu Pharmaceutical, rose by more than 14% (in U.S. dollar terms) over the quarter to become one of the largest positions in the portfolio. Hisamitsu, a maker of pain-relieving patches under the brand name Salonpas, sells its products globally, including in the faster-growing parts of Asia. In fact, on a recent visit to Vietnam, we noted quite prominent advertising for the product, and view Hisamitsu as a prime example of the compelling opportunities that Japan offers long-term investors.

The Fund also benefited during the quarter from its underweight in Chinese firms and its overweight in Singapore, compared to its benchmark. Singapore is a market in which the portfolio often seeks investments due to its culture of strong corporate governance, solid dividend-focused management teams and exposure to growth in Southeast Asia. Over the year, we have increased our exposure to Singaporean banks and also to the country's high-quality industrial and engineering stocks, which tend to be less cyclical than many of their regional peers.

China was noticeably weak due to continued concerns over the country's banking and property industries, and the portfolio holds minimal exposure to these areas, preferring non-bank financials instead. However, even those holdings were among the biggest detractors to performance during the quarter. For example, China Pacific Insurance, one of China's largest life insurance companies, which we highlighted last quarter, underperformed due to concerns over the outlook for growth in life insurance premiums over the short term. We continue to like the company, however, due to China's longer-term growth potential for increased social infrastructure spending. Hang Lung Properties is another example of a quality company that was aggressively and indiscriminately sold down over the quarter. In our view, this provides an opportunity as Hang Lung is still a well-run company with valuable assets in key markets.

The Fund is quite heavily invested in the telecommunications sector, as these businesses tend to be stable, cash-generative dividend payers. This too helped offer downside protection as this sector was the region's best performer, and these businesses continue to be core holdings in the portfolio.

Overall, the downside protection we aim to offer is rooted in the types of securities and businesses we target, including dividend-paying companies, which often have a strong tangible asset backing. Convertible bonds have also been an important part of the strategy. During the most recent quarter, liquid convertible bonds held up quite well, but not significantly better than the dividend-paying stocks we tend to favor. This validates our view that convertible bonds are best treated on a security-by-security basis, rather than as an asset allocation decision.

Looking forward, we are comforted by our meetings with Asian management teams, which indicate that demand in Asia remains stable. With valuations having fallen to attractive levels in absolute terms as well as compelling relative to Asia's own history, we continue to target companies that offer the twin attributes of growth and income.

Closed to most new investors.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -9.36%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MACSX)	9/12/94	-13.07%	-11.66%	-7.50%	8.42%	6.49%	14.03%	10.31%
Institutional Class (MICSX)	10/29/10	-13.07%	-11.57%	-7.37%	8.48%	6.52%	14.05%	10.32%
MSCI AC Asia ex Japan Index[3]		-20.75%	-19.72%	-14.33%	9.26%	5.23%	14.19%	3.02%[4]
Lipper Pacific Region Funds Category Average[5]		-17.80%	-18.41%	-11.70%	2.45%	-1.00%	8.12%	2.80%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MACSX)	$0.27	n.a	n.a	$0.19	$0.28	$0.47
Institutional Class (MICSX)	$0.28	n.a	n.a	—	$0.29	$0.29

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.93% (Investor Class) 3.09% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.01%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 5

Matthews Asian Growth and Income Fund  September 30, 2011

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hisamitsu Pharmaceutical Co., Inc.	Japan	3.8%
Singapore Technologies Engineering, Ltd.	Singapore	3.6%
CLP Holdings, Ltd.	China/Hong Kong	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.4%
Telstra Corp., Ltd.	Australia	3.3%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	3.0%
Ascendas REIT	Singapore	2.6%
Japan Real Estate Investment Corp., REIT	Japan	2.5%
HSBC Holdings PLC	United Kingdom	2.5%
PTT Public Co., Ltd.	Thailand	2.4%
% OF ASSETS IN TOP TEN		30.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)7

China/Hong Kong	22.1
Singapore	17.5
Japan	10.8
South Korea	7.7
Malaysia	7.3
Australia	6.3
Thailand	6.1
Taiwan	6.0
India	5.9
Indonesia	2.6
United Kingdom	2.5
Vietnam	2.3
Philippines	1.4
Cash and Other Assets, Less Liabilities	1.5

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

SECTOR ALLOCATION (%)

Financials	25.1
Telecommunication Services	15.3
Industrials	13.6
Information Technology	10.3
Consumer Discretionary	8.6
Utilities	7.9
Health Care	6.0
Consumer Staples	5.6
Energy	5.4
Materials	0.7
Cash and Other Assets, Less Liabilities	1.5

BREAKDOWN BY SECURITY TYPE (%)8,9

Common Equities	78.1
Convertible Bonds	16.0
Preferred Equities	2.9
Corporate Bonds	1.3
Warrants/Rights	0.2
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	56.7
Mid Cap ($1B–$5B)	31.7
Small Cap (under $1B)	10.1
Cash and Other Assets, Less Liabilities	1.5

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 78.1%

	Shares	Value
CHINA/HONG KONG: 16.5%
CLP Holdings, Ltd.	12,521,700	$112,810,635
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	58,666,415
Hang Lung Properties, Ltd.	19,139,920	56,947,500
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	46,680,000	51,889,129
Television Broadcasts, Ltd.	8,897,000	48,532,294
China Mobile, Ltd. ADR	905,500	44,106,905
Vitasoy International Holdings, Ltd.†	51,771,000	33,017,458
VTech Holdings, Ltd.	3,505,300	32,525,023
China Communications Services Corp., Ltd. H Shares	65,238,000	29,849,958
Citic Telecom International Holdings, Ltd.†	132,231,000	25,610,676
Cafe' de Coral Holdings, Ltd.	6,726,000	15,950,839
Other Investments		12,114,247
Total China/Hong Kong		522,021,079
SINGAPORE: 13.1%
Singapore Technologies Engineering, Ltd.	54,104,125	115,171,379
Ascendas REIT	53,925,000	83,154,172
United Overseas Bank, Ltd.	3,861,000	49,647,743
Keppel Corp., Ltd.	8,415,900	49,353,009
Singapore Post, Ltd.	38,209,000	29,820,402
Cerebos Pacific, Ltd.	7,740,000	28,043,478
ARA Asset Management, Ltd.	28,381,100	25,461,377
Hong Leong Finance, Ltd.	11,126,000	18,966,602
SIA Engineering Co., Ltd.	5,400,000	15,610,959
Total Singapore		415,229,121
JAPAN: 10.8%
Hisamitsu Pharmaceutical Co., Inc.	2,483,600	119,334,405
Japan Real Estate Investment Corp., REIT	8,039	78,594,054
Hamamatsu Photonics, K.K.	1,664,700	67,097,776
Rohm Co., Ltd.	1,229,100	64,115,768
NTT DoCoMo, Inc.	6,000	10,932,296
Total Japan		340,074,299
MALAYSIA: 6.6%
AMMB Holdings BHD	40,175,100	72,386,067
PLUS Expressways BHD	44,171,359	59,584,225
Axiata Group BHD	30,634,423	43,815,017
Telekom Malaysia BHD	20,245,551	25,843,019
YTL Power International BHD	16,215,318	8,583,163
Total Malaysia		210,211,491
AUSTRALIA: 6.3%
Telstra Corp., Ltd.	34,977,088	104,169,472
David Jones, Ltd.	13,955,460	40,126,118
Macquarie Group, Ltd.	1,679,326	36,316,914
CSL, Ltd.	700,000	19,872,503
Total Australia		200,485,007
	Shares	Value
THAILAND: 6.1%
PTT Public Co., Ltd.	9,111,400	$75,705,695
BEC World Public Co., Ltd.	30,807,800	36,205,486
Land & Houses Public Co., Ltd. NVDR	169,000,600	35,041,988
Glow Energy Public Co., Ltd.	21,887,400	33,159,942
Thai Reinsurance Public Co., Ltd. NVDR	45,763,735	9,746,874
Thai Reinsurance Public Co., Ltd.	10,080,665	2,147,005
Total Thailand		192,006,990
TAIWAN: 6.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	25,673,187	57,784,233
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,420,624	50,527,732
Chunghwa Telecom Co., Ltd. ADR	1,277,525	42,158,325
Taiwan Hon Chuan Enterprise Co., Ltd.	9,901,193	21,012,205
CyberLink Corp.†	5,990,128	11,071,875
Cathay Financial Holding Co., Ltd.	6,050,880	6,855,839
Total Taiwan		189,410,209
SOUTH KOREA: 3.9%
S1 Corp.	938,615	42,669,620
KT Corp. ADR	2,089,505	30,882,884
GS Home Shopping, Inc.	298,935	26,649,196
SK Telecom Co., Ltd. ADR	1,034,333	14,553,065
Daehan City Gas Co., Ltd.	368,640	8,495,630
Total South Korea		123,250,395
INDONESIA: 2.6%
PT Perusahaan Gas Negara	141,686,000	42,585,763
PT Telekomunikasi Indonesia ADR	1,153,600	38,149,552
Total Indonesia		80,735,315
UNITED KINGDOM: 2.5%
HSBC Holdings PLC ADR	2,050,333	77,994,667
Total United Kingdom		77,994,667
VIETNAM: 2.3%
Bao Viet Holdings	10,333,281	32,783,094
Vietnam Dairy Products JSC	3,861,690	23,000,441
Kinh Do Corp.	5,165,000	8,733,598
FPT Corp.	3,181,770	7,776,134
Total Vietnam		72,293,267
PHILIPPINES: 1.4%
Globe Telecom, Inc.	2,165,510	43,735,435
Total Philippines		43,735,435
TOTAL COMMON EQUITIES		2,467,447,275
(Cost $2,408,536,444)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 2.9%

	Shares	Value
SOUTH KOREA: 2.9%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	$30,973,802
Hyundai Motor Co., Ltd., Pfd.	541,280	29,183,232
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	17,365,591
LG Household & Health Care, Ltd., Pfd.	121,855	14,064,296
Total South Korea		91,586,921
TOTAL PREFERRED EQUITIES		91,586,921
(Cost $48,826,622)

WARRANTS: 0.2%

INDIA: 0.2%
Housing Development Finance Corp., expires 08/23/12	3,875,750	7,795,025
Total India		7,795,025
TOTAL WARRANTS		7,795,025
(Cost $6,834,750)

INTERNATIONAL BONDS: 17.3%

	Face Amount
INDIA: 5.7%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		$48,600,000	42,889,500
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	42,464,931
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		35,700,000	36,146,250
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	31,136,750
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11		20,114,000	28,964,160
Total India			181,601,591
CHINA/HONG KONG: 5.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	93,997,653
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	32,830,836
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	HKD	221,300,000	31,863,347
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	18,110,600
Total China/Hong Kong			176,802,436
	Face Amount		Value
SINGAPORE: 4.4%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	67,000,000	$50,971,022
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		36,500,000	43,800,000
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	27,155,250
CapitaLand, Ltd., Cnv. 2.875%, 09/03/16	SGD	22,000,000	15,664,424
Total Singapore			137,590,696
SOUTH KOREA: 0.9%
LG Uplus Corp., Cnv. 0.000%, 09/29/12		30,400,000	29,032,000
Total South Korea			29,032,000
MALAYSIA: 0.7%
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	21,781,525
Total Malaysia			21,781,525
TOTAL INTERNATIONAL BONDS			546,808,248
(Cost $580,419,286)
TOTAL INVESTMENTS: 98.5%			3,113,637,469
(Cost $3,044,617,102b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%			46,159,975
NET ASSETS: 100.0%			$3,159,797,444

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Cost for federal income tax purposes is $3,047,475,134 and net unrealized appreciation consists of:

Gross unrealized appreciation	$368,808,845
Gross unrealized depreciation	(302,646,510)
Net unrealized appreciation	$66,162,335

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$12.36	$12.36
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	1.02%
After Fee Waiver, Reimbursement and Recoupment	1.15%	n.a.

Portfolio Statistics

Total # of Positions	73
Net Assets	$2.4 billion
Weighted Average Market Cap	$19.6 billion
Portfolio Turnover	10.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Asia Dividend Fund declined –12.62% (Investor Class) and –12.54% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which fell –15.22%. In September, the Fund distributed a quarterly dividend of 11.84 cents per share (Investor Class) and 12.16 cents per share (Institutional Class), bringing its total year-to-date income distribution to 33.47 cents per share for the Investor Class and 34.80 cents per share for the Institutional Class.

The value of Asian equities was negatively impacted by continued uncertainty related to a resolution of the European sovereign debt crisis, ongoing weak economic data and a broad-based depreciation in Asian currencies, apart from the yen. Among the worst-hit currencies were the Australian dollar, the Korean won and Indian rupee—all of which fell by nearly 10% during the quarter. The Fund was not immune to these factors, but as the sell-off progressed, the relative performance of the Fund widened as the marketplace seemed to recognize companies better able to pay dividends. This generally resulted in lower volatility for the Fund relative to the benchmark.

The Fund's Japanese holdings, especially within the consumer staples and health care sectors, were the main contributors to performance during the quarter. Japan Tobacco, one of the largest holdings in the Fund, was added earlier this year because of its strong market position both in Japan and in several international markets. Furthermore, the company was valued at a discount to international peers. We also believe Japan Tobacco's strong cash flow generation should enable the company to raise dividends going forward. The stock price has responded positively to indications that the government would be reducing both its ownership and influence over the company in coming years.

While the Fund's strategy of investing in companies that pay stable and growing dividends may have helped its relative performance during the quarter, its execution was not without challenges. This was particularly true for some of our holdings within the consumer discretionary sector, especially within retailers like Billabong. Each company has faced unique challenges as we have noted in prior commentaries. That said, the turnaround for these companies has taken longer than initially estimated. With investors having little tolerance for uncertainty, the stocks were punished. We sold our position in Billabong during the quarter, as it became apparent that the outlook for the dividend had significantly deteriorated since our initial investment.

With ongoing uncertainty over the short to mid-term weighing on sentiment, the Fund consolidated somewhat during the quarter around positions with a higher degree of stability in dividend payments. The Fund maintains its significant exposure to small and mid-sized companies with an eye to growth, but is otherwise focused on anchoring the portfolio in stable businesses that deliver a significant portion of total return via dividends.

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -8.87%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	Since Inception
Investor Class (MAPIX)	10/31/06	-12.62%	-11.57%	-7.49%	12.39%	8.77%
Institutional Class (MIPIX)	10/29/10	-12.54%	-11.49%	-7.37%	12.44%	8.80%
MSCI AC Asia Pacific Index[3]		-15.22%	-15.74%	-7.90%	4.58%	-0.61%
Lipper Pacific Region Funds Category Average[4]		-17.80%	-18.41%	-11.70%	2.45%	-1.41%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011					2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.10	$0.11	$0.12	n.a	n.a	$0.05	$0.08	$0.11	$0.17	$0.41
Institutional Class (MIPIX)	$0.11	$0.12	$0.12	n.a	n.a	—	—	—	$0.17	$0.17

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.17% (Investor Class) 3.22% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.32%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

10 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  September 30, 2011

TOP TEN HOLDINGS5

	Country	% of Net Assets
Metcash, Ltd.	Australia	3.7%
Japan Tobacco, Inc.	Japan	3.5%
ITOCHU Corp.	Japan	3.2%
China Mobile, Ltd.	China/Hong Kong	3.2%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.1%
KT&G Corp.	South Korea	2.8%
ORIX Corp.	Japan	2.6%
HSBC Holdings PLC	United Kingdom	2.5%
Pigeon Corp.	Japan	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.4%
% OF ASSETS IN TOP TEN		29.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)6

Japan	27.0
China/Hong Kong	24.7
Taiwan	8.9
Australia	8.6
Singapore	8.3
Thailand	6.5
South Korea	6.1
Indonesia	3.5
United Kingdom	2.5
Philippines	1.4
Malaysia	0.3
Cash and Other Assets, Less Liabilities	2.2

6  The United Kingdom is not included in the MSCI AC Asia Pacific Index.

SECTOR ALLOCATION (%)

Consumer Staples	20.9
Financials	16.6
Consumer Discretionary	15.6
Telecommunication Services	11.7
Industrials	8.5
Utilities	7.4
Health Care	7.1
Information Technology	5.6
Energy	2.9
Materials	1.5
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	45.3
Mid Cap ($1B–$5B)	29.6
Small Cap (under $1B)	22.9
Cash and Other Assets, Less Liabilities	2.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 11

Matthews Asia Dividend Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.6%

	Shares	Value
JAPAN: 26.8%
Japan Tobacco, Inc.	17,900	$83,728,303
ITOCHU Corp.	8,033,000	76,761,970
ORIX Corp.	785,140	61,623,639
Pigeon Corp.†	1,421,300	58,267,087
NTT DoCoMo, Inc.	29,250	53,294,941
Point, Inc.	1,048,080	52,977,283
Hisamitsu Pharmaceutical Co., Inc.	1,049,200	50,412,972
Lawson, Inc.	845,100	47,837,016
EPS Co., Ltd.†	14,592	33,151,923
Ship Healthcare Holdings, Inc.	1,285,300	31,732,120
Miraca Holdings, Inc.	618,200	27,172,202
Shinko Plantech Co., Ltd.†	2,555,600	23,906,343
Hokuto Corp.	972,500	22,641,770
Monex Group, Inc.	101,815	15,810,686
Total Japan		639,318,255
CHINA/HONG KONG: 24.7%
China Mobile, Ltd. ADR	1,563,300	76,148,343
Cheung Kong Infrastructure Holdings, Ltd.	12,768,000	74,384,921
Guangdong Investment, Ltd.	74,798,000	46,488,406
Television Broadcasts, Ltd.	8,515,000	46,448,520
Shenzhou International Group Holdings, Ltd.	38,832,000	41,931,464
Cafe' de Coral Holdings, Ltd.	16,350,000	38,774,342
Li Ning Co., Ltd.	34,888,000	35,691,185
The Link REIT	10,420,000	32,920,991
China Fishery Group, Ltd.	35,225,000	29,602,655
Jiangsu Expressway Co., Ltd. H Shares	35,944,000	27,147,154
Sichuan Expressway Co., Ltd. H Shares†	65,612,000	26,609,654
Yuexiu Transport Infrastructure, Ltd.	70,960,000	25,101,537
Minth Group, Ltd.	26,421,000	23,922,978
Esprit Holdings, Ltd.	16,416,700	19,882,134
Kingboard Laminates Holdings, Ltd.	45,763,000	18,896,192
Yip's Chemical Holdings, Ltd.	14,912,000	11,122,536
China Communications Services Corp., Ltd. H Shares	18,442,000	8,438,225
VTech Holdings, Ltd.	557,000	5,168,299
Total China/Hong Kong		588,679,536
TAIWAN: 8.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	45,777,607
Chunghwa Telecom Co., Ltd. ADR	1,285,701	42,428,133
Taiwan Hon Chuan Enterprise Co., Ltd.	12,151,948	25,788,732
TXC Corp.†	21,549,524	24,988,468
St. Shine Optical Co., Ltd.	1,611,000	19,664,886
HTC Corp.	802,620	17,623,035
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	12,033,629
CyberLink Corp.	4,313,513	7,972,898
Chunghwa Telecom Co., Ltd.	1,122,964	3,719,157
Other Investments		13,266,545
Total Taiwan		213,263,090
	Shares	Value
AUSTRALIA: 8.6%
Metcash, Ltd.	22,173,162	$87,407,378
QBE Insurance Group, Ltd.	3,505,000	43,042,141
David Jones, Ltd.	14,187,739	40,793,989
Coca-Cola Amatil, Ltd.	2,994,730	34,307,088
Total Australia		205,550,596
SINGAPORE: 8.3%
Singapore Technologies Engineering, Ltd.	22,396,000	47,674,336
United Overseas Bank, Ltd.	3,275,000	42,112,499
CapitaRetail China Trust, REIT†	38,971,000	34,626,623
Ascendas India Trust†	46,280,000	27,156,229
Super Group, Ltd.	20,514,000	24,444,927
ARA Asset Management, Ltd.	25,405,600	22,791,984
Total Singapore		198,806,598
THAILAND: 6.5%
PTT Exploration & Production Public Co., Ltd.	10,385,000	46,345,684
Thai Beverage Public Co., Ltd.	229,819,000	44,603,407
Tisco Financial Group Public Co., Ltd.	28,100,000	32,272,100
Glow Energy Public Co., Ltd.	7,783,800	11,792,646
LPN Development Public Co., Ltd.	33,126,300	11,725,020
Land & Houses Public Co., Ltd. NVDR	31,918,300	6,618,205
Land & Houses Public Co., Ltd.	10,267,400	2,168,315
Total Thailand		155,525,377
SOUTH KOREA: 6.1%
KT&G Corp.	1,067,000	66,403,759
Woongjin Thinkbig Co., Ltd.†	2,079,870	28,260,620
MegaStudy Co., Ltd.	232,984	23,370,316
SK Telecom Co., Ltd. ADR	1,513,250	21,291,428
SK Telecom Co., Ltd.	54,414	6,871,901
Total South Korea		146,198,024
INDONESIA: 3.5%
PT Perusahaan Gas Negara	142,302,000	42,770,911
PT Telekomunikasi Indonesia ADR	717,634	23,732,156
PT Telekomunikasi Indonesia	11,036,500	9,412,768
PT Ramayana Lestari Sentosa	87,275,000	6,782,284
Total Indonesia		82,698,119
UNITED KINGDOM: 2.5%
HSBC Holdings PLC ADR	1,503,791	57,204,210
HSBC Holdings PLC	256,133	1,957,307
Total United Kingdom		59,161,517
PHILIPPINES: 1.4%
Globe Telecom, Inc.	1,703,820	34,410,975
Total Philippines		34,410,975

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 0.3%
Top Glove Corp. BHD	4,891,400	$6,238,405
Total Malaysia		6,238,405
TOTAL COMMON EQUITIES		2,329,850,492
(Cost $2,484,806,214)

INTERNATIONAL BONDS: 0.2%

	Face Amount
JAPAN: 0.2%
ORIX Corp., Cnv. 1.000%, 03/31/14	JPY	310,000,000	4,368,456
Total Japan			4,368,456
TOTAL INTERNATIONAL BONDS			4,368,456
(Cost $3,379,875)
TOTAL INVESTMENTS: 97.8%			2,334,218,948
(Cost $2,488,186,089b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%			51,543,889
NET ASSETS: 100.0%			$2,385,762,837

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Cost for federal income tax purposes is $2,489,053,297 and net unrealized depreciation consists of:

Gross unrealized appreciation	$205,340,354
Gross unrealized depreciation	(360,174,703)
Net unrealized depreciation	($154,834,349)

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$9.89	$9.90
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.95%	1.24%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	39
Net Assets	$36.1 million
Weighted Average Market Cap	$25.7 billion
Portfolio Turnover	6.84%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews China Dividend Fund declined –19.07% (Investor Class) and –18.92% (Institutional Class) while its benchmark, the MSCI China Index, fell –25.19%.

The Chinese equity markets fell as concerns over the European debt crisis reduced investors' appetite for risk and their capacity to handle uncertainty. Additionally, it appears that companies in China have found securing loans—from both banks and lenders outside the official banking system—to be increasingly difficult and costly. Data from the real estate markets have indicated that transaction volumes have been slowing and prices have begun to soften in some areas. These concerns, combined with the ongoing lack of transparency into bad debts that may have accumulated from the stimulus-induced lending that began in 2009, raised the specter of a more severe slowdown in China than market participants initially anticipated.

Against this backdrop, it was not surprising that the Chinese financials sector was among the hardest hit during the quarter. The sector plays a crucial role in the allocation of capital within the economy and commands a 34.5% weighting in the MSCI China Index. However, the Fund continues to avoid Chinese financials and it was this underweight that explained much of the outperformance against the benchmark. While the sector now looks cheap in relation to its own (albeit short) history and in the context of consensus earnings estimates, the Fund continues to avoid the sector until better transparency regarding future dividend payments is in place.

While it was a tough quarter for the Fund in terms of absolute performance, the strategy of investing in dividend-paying companies seemed to help mitigate some of the downside volatility. The Fund's allocation to the utilities and telecommunication services sectors contributed positively for the quarter, driven in large part by Guangdong Investment and Cheung Kong Infrastructure. Guangdong Investment derives the bulk of its operating profit as the sole supplier of water to Hong Kong. This part of the business is very cash generative and requires little in terms of capital expenditures. With its excess cash flow, the company has been investing in its portfolio of power generation and commercial property assets while paying down debt. The Fund invested in Guangdong Investment because of its position as a monopoly supplier of water to Hong Kong. We were also attracted by the possibility that residents in China will have to start paying higher prices for water in the future to encourage more efficient use of this critical resource.

Some of the severe headwinds that faced the Fund during the quarter were related to holdings in the consumer discretionary and information technology sectors. Esprit Holdings, a Hong Kong-based apparel retailer, which derives about 80% of revenues from Europe, posted particularly poor results. The company is in the process of restructuring the business during a tough macroeconomic backdrop. That said, these efforts are taking longer than our initial expectations and this has raised questions regarding the viability of ongoing dividend payments. The Fund's small and mid-capitalization companies also faced selling pressures as risk aversion rose and tighter credit conditions were believed to have applied pressure on the financials of smaller companies.

The uncertainty regarding the extent of China's economic slowdown may result in volatile equity markets for some time. The Fund maintains a significant allocation to small and mid-sized companies with an eye to long-term growth, while also anchoring the portfolio with larger, more stable companies in an attempt to mitigate volatility.

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -14.28%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	Since Inception
Investor Class (MCDFX)	11/30/09	-19.07%	-17.71%	-13.13%	1.44%
Institutional Class (MICDX)	10/29/10	-18.92%	-17.51%	-12.88%	1.59%
MSCI China Index[3]		-25.19%	-24.37%	-23.85%	-11.67%
Lipper China Region Funds Category Average[4]		-25.59%	-27.47%	-23.95%	-8.76%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MCDFX)	$0.15	n.a	n.a	$0.12	$0.12	$0.24
Institutional Class (MICDX)	$0.17	n.a	n.a	—	$0.13	$0.13

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.51% (Investor Class) 2.56% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.47%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 15

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	5.5%
China Mobile, Ltd.	Telecommunication Services	5.4%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	5.1%
The Link REIT	Financials	4.8%
Guangdong Investment, Ltd.	Utilities	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.9%
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	3.7%
Television Broadcasts, Ltd.	Consumer Discretionary	3.7%
CapitaRetail China Trust, REIT	Financials	3.6%
HSBC Holdings PLC	Financials	3.4%
% OF ASSETS IN TOP TEN		43.3%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	20.4
Financials	18.5
Utilities	12.6
Telecommunication Services	10.6
Information Technology	10.5
Industrials	7.4
Materials	5.1
Consumer Staples	5.0
Energy	4.9
Health Care	2.8
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	42.5
Mid Cap ($1B–$5B)	29.0
Small Cap (under $1B)	26.3
Cash and Other Assets, Less Liabilities	2.2

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.8%

	Shares	Value
CONSUMER DISCRETIONARY: 20.4%
Textiles, Apparel & Luxury Goods: 5.8%
Shenzhou International Group Holdings, Ltd.	1,055,000	$1,139,207
Li Ning Co., Ltd.	927,000	948,341
		2,087,548
Hotels, Restaurants & Leisure: 3.7%
Cafe' de Coral Holdings, Ltd.	568,000	1,347,023
Media: 3.7%
Television Broadcasts, Ltd.	243,000	1,325,542
Auto Components: 3.3%
Minth Group, Ltd.	848,000	767,824
Xinyi Glass Holdings, Ltd.	1,012,000	421,088
		1,188,912
Leisure Equipment & Products: 2.7%
Johnson Health Tech Co., Ltd.	528,425	960,444
Specialty Retail: 1.2%
Esprit Holdings, Ltd.	370,000	448,104
Total Consumer Discretionary		7,357,573
FINANCIALS: 18.5%
Real Estate Investment Trusts: 8.5%
The Link REIT	547,500	1,729,774
CapitaRetail China Trust, REIT	1,480,000	1,315,014
		3,044,788
Commercial Banks: 6.0%
HSBC Holdings PLC ADR	32,500	1,236,300
Hang Seng Bank, Ltd.	78,600	920,776
		2,157,076
Real Estate Management & Development: 2.2%
Swire Pacific, Ltd. A Shares	53,000	544,569
Hang Lung Properties, Ltd.	86,000	255,878
		800,447
Capital Markets: 1.8%
Yuanta Financial Holding Co., Ltd.[b]	1,307,891	655,600
Total Financials		6,657,911
UTILITIES: 12.6%
Electric Utilities: 6.7%
Cheung Kong Infrastructure Holdings, Ltd.	338,000	1,969,150
CLP Holdings, Ltd.	51,500	463,974
		2,433,124
Water Utilities: 4.2%
Guangdong Investment, Ltd.	2,426,000	1,507,806
Gas Utilities: 1.7%
Hong Kong & China Gas Co., Ltd.	277,420	624,448
Total Utilities		4,565,378
	Shares	Value
TELECOMMUNICATION SERVICES: 10.6%
Wireless Telecommunication Services: 5.5%
China Mobile, Ltd. ADR	40,230	$1,959,603
Diversified Telecommunication Services: 5.1%
Chunghwa Telecom Co., Ltd. ADR	56,004	1,848,132
Total Telecommunication Services		3,807,735
INFORMATION TECHNOLOGY: 10.5%
Electronic Equipment, Instruments & Components: 5.2%
TXC Corp.	775,199	898,908
Kingboard Laminates Holdings, Ltd.	1,654,500	683,167
Digital China Holdings, Ltd.	222,000	290,580
		1,872,655
Semiconductors & Semiconductor Equipment: 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	503,000	1,132,133
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,800	260,604
		1,392,737
Software: 1.4%
CyberLink Corp.	283,608	524,208
Total Information Technology		3,789,600
INDUSTRIALS: 7.4%
Transportation Infrastructure: 7.4%
Jiangsu Expressway Co., Ltd. H Shares	1,316,000	993,926
Sichuan Expressway Co., Ltd. H Shares	1,756,000	712,165
China Merchants Holdings International Co., Ltd.	232,000	622,042
Yuexiu Transport Infrastructure, Ltd.	982,000	347,375
Total Industrials		2,675,508
MATERIALS: 5.1%
Containers & Packaging: 3.1%
Taiwan Hon Chuan Enterprise Co., Ltd.	533,354	1,131,878
Chemicals: 2.0%
Yip's Chemical Holdings, Ltd.	950,000	708,584
Total Materials		1,840,462
CONSUMER STAPLES: 5.0%
Food Products: 5.0%
Vitasoy International Holdings, Ltd.	1,486,000	947,711
China Fishery Group, Ltd.	1,025,000	861,397
Total Consumer Staples		1,809,108
ENERGY: 4.9%
Oil, Gas & Consumable Fuels: 4.9%
CNOOC, Ltd. ADR	4,550	729,365
China Shenhua Energy Co., Ltd. H Shares	133,000	521,500
China Petroleum & Chemical Corp. ADR	5,440	521,152
Total Energy		1,772,017

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
HEALTH CARE: 2.8%
Health Care Equipment & Supplies: 2.8%
St. Shine Optical Co., Ltd.	84,000	$1,025,357
Total Health Care		1,025,357
TOTAL INVESTMENTS: 97.8%		35,300,649
(Cost $40,254,325c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		776,648
NET ASSETS: 100.0%		$36,077,297

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $40,254,325 and net unrealized depreciation consists of:

Gross unrealized appreciation	$2,520,472
Gross unrealized depreciation	(7,474,148)
Net unrealized depreciation	($4,953,676)

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$15.49	$15.51
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	0.99%

Portfolio Statistics

Total # of Positions	75
Net Assets	$347.4 million
Weighted Average Market Cap	$10.9 billion
Portfolio Turnover	26.33%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund*

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Asia Growth Fund returned –14.47% (Investor Class) and –14.45% (Institutional Class), while its benchmark the MSCI All Country Asia Pacific Index, declined –15.22%.

During this volatile quarter, China was the biggest detractor to Fund performance, and concerns over moderating growth impacted such holdings as Sany Heavy Equipment International and Dongfeng Motor Group during the quarter. However, we have maintained our positions in these long-term holdings as we believe their fundamentals are still very much intact. Sany Heavy Equipment—which was added to the portfolio upon its initial public offering in late 2009—is a mining equipment manufacturer that is among China's best-managed industrial companies, and shows the potential to become one of the industry's few global players. While Sany's share price declined at the beginning of the quarter along with weakening commodity prices, we believe the company continues to have strong earnings power.

China's Dongfeng Motor Group suffered during the quarter as the country's auto market slowed following rapid growth over the last decade. Dongfeng, which is a joint venture with such top automakers as Nissan, Honda and Puegeot, saw its share price decline. However, we continue to view Dongfeng as an attractive long-term holding considering China's still-low rates of car ownership relative to more developed countries.

Top contributors to performance during the quarter were several Japanese firms, including long-term portfolio holdings, Pigeon and Asahi Group Holdings. Pigeon, a high-end baby product maker, saw its stock price drop during the second half of last year and early part of this year due to a reconfiguration of its Chinese distribution system. However, the firm's strong sales growth and solid margins drove stock prices higher during the quarter as the firm maintained steady expansion in China.

We first added Asahi Group Holdings to the portfolio with the intent of gaining exposure to China's beverage market at a reasonable price via Asahi's China partnerships. Asahi is a major shareholder with a 41% ownership in Tsingtao Brewery, China's second-largest brewery, and is also partners with the beverage division of China's Tingyi, one of the country's largest food and beverage groups.

Looking ahead over the short term, Asian equity markets may continue on a path of volatility. However, we remain encouraged by the increasing breadth and depth of the region's investment universe today. Just this year, Laos and Cambodia opened stock exchanges, and we continue to uncover intriguing investment ideas in Southeast Asian markets such as Thailand. We continue to actively research Asia's frontier markets for two primary reasons: to explore new companies in newer markets and to seek further geographic diversification as frontier markets tend to have a low correlation with the rest of Asia.

We do anticipate further downward earnings revisions among firms geared toward exports to the West. Through our emphasis on bottom-up stock selection, we will continue to focus on firms with sustainable business models that are either solid domestically oriented companies or exporters within Asia.

*  Formerly known as Matthews Asia Pacific Fund.

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -11.36%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception
Investor Class (MPACX)	10/31/03	-14.47%	-13.80%	-8.09%	11.28%	4.31%	8.82%
Institutional Class (MIAPX)	10/29/10	-14.45%	-13.74%	-7.97%	11.32%	4.34%	8.84%
MSCI AC Asia Pacific Index[3]		-15.22%	-15.74%	-7.90%	4.58%	-0.01%	6.41%
Lipper Pacific Region Funds Category Average[4]		-17.80%	-18.41%	-11.70%	2.45%	-1.00%	5.89%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
ORIX Corp.	Japan	3.2%
Sinopharm Group Co., Ltd.	China/Hong Kong	2.8%
Softbank Corp.	Japan	2.7%
Rakuten, Inc.	Japan	2.4%
Pigeon Corp.	Japan	2.4%
Nidec Corp.	Japan	2.3%
Asahi Group Holdings, Ltd.	Japan	2.2%
PT Astra International	Indonesia	2.2%
Mitsui & Co., Ltd.	Japan	2.2%
Gree, Inc.	Japan	2.1%
% OF ASSETS IN TOP TEN		24.5%

COUNTRY ALLOCATION (%)

Japan	37.3
China/Hong Kong	25.1
Indonesia	6.1
Thailand	4.3
Taiwan	4.2
South Korea	3.6
Australia	3.6
India	3.4
Singapore	2.6
Malaysia	2.1
Vietnam	1.5
Sri Lanka	1.0
Cambodia	0.7
Cash and Other Assets, Less Liabilities	4.5

SECTOR ALLOCATION (%)

Consumer Discretionary	23.9
Financials	16.1
Industrials	13.7
Health Care	12.3
Consumer Staples	11.9
Information Technology	10.2
Telecommunication Services	3.7
Energy	2.8
Materials	0.9
Cash and Other Assets, Less Liabilities	4.5

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	53.2
Mid Cap ($1B–$5B)	23.8
Small Cap (under $1B)	18.5
Cash and Other Assets, Less Liabilities	4.5

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

20 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.4%

	Shares	Value
JAPAN: 37.3%
ORIX Corp.	140,180	$11,002,371
Softbank Corp.	326,400	9,550,484
Rakuten, Inc.	7,217	8,408,137
Pigeon Corp.	199,700	8,186,827
Nidec Corp.	98,400	7,924,819
Asahi Group Holdings, Ltd.	362,500	7,681,147
Mitsui & Co., Ltd.	516,300	7,478,747
Gree, Inc.	242,800	7,404,756
Fast Retailing Co., Ltd.	38,900	6,966,877
Rinnai Corp.	63,000	5,259,567
Sysmex Corp.	145,300	5,227,773
FamilyMart Co., Ltd.	133,300	5,091,078
FANUC Corp.	33,800	4,655,812
Benesse Holdings, Inc.	100,900	4,469,882
Keyence Corp.	14,930	4,085,657
Komatsu, Ltd.	188,900	4,072,696
Elpida Memory, Inc.[b]	646,000	4,040,488
Otsuka Holdings Co., Ltd.	134,300	3,679,314
NTT DoCoMo, Inc.	1,931	3,518,377
Mori Trust Sogo REIT, Inc.	347	3,197,299
Nintendo Co., Ltd.	19,100	2,806,509
Kenedix, Inc.[b]	20,444	2,451,849
The Japan Steel Works, Ltd.	391,000	2,332,294
Total Japan		129,492,760
CHINA/HONG KONG: 25.1%
Sinopharm Group Co., Ltd. H Shares	3,658,000	9,634,402
Ctrip.com International, Ltd. ADR[b]	188,000	6,046,080
Dairy Farm International Holdings, Ltd.	602,454	5,125,988
China Kanghui Holdings, Inc. ADR[b]	260,700	5,083,650
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,628,006
China Lodging Group, Ltd. ADR[b]	335,500	4,592,995
Spreadtrum Communications, Inc. ADR	247,200	4,437,240
Shangri-La Asia, Ltd.	2,270,666	4,341,366
EVA Precision Industrial Holdings, Ltd.	17,394,000	4,335,838
Dongfeng Motor Group Co., Ltd. H Shares	3,184,000	4,316,520
Kingdee International Software Group Co., Ltd.	10,725,600	4,007,769
Baoye Group Co., Ltd. H Shares	7,480,000	3,988,649
Hang Lung Group, Ltd.	782,000	3,984,524
Sands China, Ltd.[b]	1,532,400	3,585,321
Shenzhou International Group Holdings, Ltd.	3,308,000	3,572,036
Sany Heavy Equipment International Holdings Co., Ltd.	4,295,000	3,394,822
China Vanke Co., Ltd. B Shares	3,789,587	3,255,959
Hong Kong Exchanges and Clearing, Ltd.	189,000	2,741,603
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	2,016,000	2,240,970
PCD Stores Group, Ltd.	17,794,000	2,206,809
China Merchants Bank Co., Ltd. H Shares	1,160,950	1,756,166
Total China/Hong Kong		87,276,713
	Shares	Value
INDONESIA: 6.1%
PT Astra International	1,063,000	$7,598,849
PT Indofood CBP Sukses Makmur	12,429,000	6,899,362
PT Bank Rakyat Indonesia Persero	10,420,500	6,823,022
Total Indonesia		21,321,233
THAILAND: 4.3%
Banpu Public Co., Ltd.	261,150	4,375,025
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,276,758
Major Cineplex Group Public Co., Ltd.	8,772,900	3,505,050
Other Investments		2,739,724
Total Thailand		14,896,557
TAIWAN: 4.2%
St. Shine Optical Co., Ltd.	577,000	7,043,227
HTC Corp.	200,970	4,412,675
Richtek Technology Corp.	360,517	1,668,490
Yuanta Financial Holding Co., Ltd.[b]	2,676,180	1,341,475
Total Taiwan		14,465,867
AUSTRALIA: 3.6%
Oil Search, Ltd.	1,026,448	5,533,328
CSL, Ltd.	137,045	3,890,610
BHP Billiton, Ltd.	91,199	3,019,634
Total Australia		12,443,572
INDIA: 3.4%
HDFC Bank, Ltd.	456,660	4,319,881
Sun Pharmaceutical Industries, Ltd.	313,520	2,946,115
Jain Irrigation Systems, Ltd.	857,608	2,656,063
Sun TV Network, Ltd.	429,670	2,034,503
Total India		11,956,562
SINGAPORE: 2.6%
CapitaCommercial Trust, REIT	5,038,000	3,848,448
Goodpack, Ltd.	2,564,000	2,959,259
Keppel Land, Ltd.	1,074,000	2,097,792
Total Singapore		8,905,499
MALAYSIA: 2.1%
Parkson Holdings BHD	2,515,469	4,447,091
Supermax Corp. BHD	3,808,900	3,034,735
Total Malaysia		7,481,826
SOUTH KOREA: 1.5%
Kiwoom Securities Co., Ltd.	67,641	3,221,924
LG Electronics, Inc.	38,100	2,175,461
Total South Korea		5,397,385
VIETNAM: 1.5%
Vietnam Dairy Products JSC	611,660	3,643,081
Saigon Securities, Inc.	1,718,300	1,586,015
Total Vietnam		5,229,096

matthewsasia.com | 800.789.ASIA 21

Matthews Asia Growth Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SRI LANKA: 1.0%
John Keells Holdings PLC	1,829,500	$3,406,958
Total Sri Lanka		3,406,958
CAMBODIA: 0.7%
Other Investments		2,277,666
Total Cambodia		2,277,666
TOTAL COMMON EQUITIES		324,551,694
(Cost $285,951,915)

PREFERRED EQUITIES: 2.1%

SOUTH KOREA: 2.1%
Hyundai Motor Co., Ltd., Pfd.	134,398	7,246,098
Total South Korea		7,246,098
TOTAL PREFERRED EQUITIES		7,246,098
(Cost $3,057,066)
TOTAL INVESTMENTS: 95.5%		331,797,792
(Cost $289,008,981c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		15,561,138
NET ASSETS: 100.0%		$347,358,930

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $289,009,806 and net unrealized appreciation consists of:

Gross unrealized appreciation	$74,625,494
Gross unrealized depreciation	(31,837,508)
Net unrealized appreciation	$42,787,986

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

22 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$20.04	$20.07
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.95%

Portfolio Statistics

Total # of Positions	71
Net Assets	$4.6 billion
Weighted Average Market Cap	$16.7 billion
Portfolio Turnover	11.43%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Pacific Tiger Fund declined –17.09% (Investor Class) and –17.03% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, dropped –20.75%. Despite its relative outperformance, the period marked one of the Fund's worst-performing quarters of the past decade as the portfolio was negatively impacted not only by the decline in equity markets, but also a sharp reversal in several Asian currencies.

At the start of the quarter, concerns emanated from growing uncertainties in the Eurozone and the slow recovery of the U.S. economy. Asian equities declined sharply from these worries and also from increasing concerns, later in the quarter, that the Chinese economy would suffer a hard landing. The China-related fears led to an across-the-board sell-off of Chinese equities that impacted banks and property firms, as well as consumer- and technology-related industries. The selling pressure also extended to other parts of the region as investors worried that a Chinese slowdown would drag down growth prospects elsewhere. In this environment, cheaper valuation levels did not necessarily offer shelter.

During the quarter, China and Hong Kong holdings were among the biggest detractors to Fund performance. Over the past year, we have seen escalating investor concerns over China—first as a result of corporate margin erosion and signs of moderating growth, then from weakening balance sheets and debt-related issues. Both the government's efforts at controlling the flow of funds through the economy to tame inflation and some structural weaknesses in the financial sector are leading to unintended consequences. For example, a less tightly regulated "grey loan" market is emerging as households and some cash-rich corporates are trying to enhance yields. The size of this informal lending market is unknown, and implications for the formal banking sector are still unclear. In spite of attractive valuations, we are underweight Chinese financial firms in the portfolio and are awaiting more clarity over the extent of their challenges going forward.

While the third quarter sell-off was broad, impacting much of the region, the Fund remained focused on domestically oriented businesses with strong cash flow, and this approach has provided some buffer in this harsh environment. These companies are well-represented in the portfolio, including a Hong Kong dairy company, a Thai department store operator, a Chinese telecom services provider, a Taiwanese supermarket chain and a Korean advertising services provider. We have been attracted to these holdings for their transparency, predictable growth, steady cash flow and solid balance sheets.

During the quarter, we exited our holding in Hon Hai Precision Industry, a manufacturer of electrical components, due to its inability to make productivity enhancements fast enough to overcome cost pressures. Meanwhile, we increased our exposure to consumer sectors by adding a Korean retailer and distributor of consumer electronics and household appliances.

Looking forward, global uncertainty continues and challenges from within the region, particularly from China, seem increasingly apparent. However, we believe that the overall financial strength of the Asian household is quite healthy as leverage across the region remains low. We are also encouraged to see that levels of foreign direct investments (FDI) in the region are holding up, as countries like Indonesia and India saw surges in FDI earlier this year. As valuations of Asian equities approach historically lower levels, we will continue to seek opportunities for our long-term shareholders.

matthewsasia.com | 800.789.ASIA 23

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -13.80%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAPTX)	9/12/94	-17.09%	-14.51%	-12.84%	13.57%	8.39%	17.25%	8.44%
Institutional Class (MIPTX)	10/29/10	-17.03%	-14.38%	-12.68%	13.64%	8.43%	17.28%	8.45%
MSCI AC Asia ex Japan Index[3]		-20.75%	-19.72%	-14.33%	9.26%	5.23%	14.19%	3.02%[4]
Lipper Pacific ex Japan Funds Category Average[5]		-21.98%	-20.90%	-16.00%	8.81%	5.03%	13.66%	4.05%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hyundai Mobis	South Korea	2.8%
Dongbu Insurance Co., Ltd.	South Korea	2.7%
Genting BHD	Malaysia	2.6%
President Chain Store Corp.	Taiwan	2.4%
PT Astra International	Indonesia	2.3%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.3%
SM Prime Holdings, Inc.	Philippines	2.3%
Dairy Farm International Holdings, Ltd.	China/Hong Kong	2.2%
PT Bank Central Asia	Indonesia	2.2%
Green Cross Corp.	South Korea	2.1%
% OF ASSETS IN TOP TEN		23.9%

COUNTRY ALLOCATION (%)

China/Hong Kong	28.4
South Korea	18.5
India	15.3
Indonesia	9.5
Taiwan	8.1
Thailand	6.9
Malaysia	5.2
Philippines	2.3
Singapore	1.4
Vietnam	0.9
Cash and Other Assets, Less Liabilities	3.5

SECTOR ALLOCATION (%)

Financials	30.1
Consumer Discretionary	18.3
Consumer Staples	15.6
Information Technology	13.1
Health Care	7.0
Utilities	3.9
Telecommunication Services	3.5
Industrials	2.1
Energy	1.6
Materials	1.3
Cash and Other Assets, Less Liabilities	3.5

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	61.3
Mid Cap ($1B–$5B)	33.0
Small Cap (under $1B)	2.2
Cash and Other Assets, Less Liabilities	3.5

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

24 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.5%

	Shares	Value
CHINA/HONG KONG: 28.4%
Dairy Farm International Holdings, Ltd.	12,022,146	$102,290,598
Hang Lung Group, Ltd.	18,314,000	93,315,314
China Mobile, Ltd. ADR	1,643,150	80,037,836
Tingyi (Cayman Islands) Holding Corp.	30,096,000	73,773,546
Lenovo Group, Ltd.	105,568,000	70,588,545
Ctrip.com International, Ltd. ADR[b]	2,190,350	70,441,656
Ping An Insurance Group Co. of China, Ltd. H Shares	12,304,500	68,798,256
Sinopharm Group Co., Ltd. H Shares	24,328,800	64,076,940
Hengan International Group Co., Ltd.	7,996,000	63,859,971
China Resources Enterprise, Ltd.	18,852,000	62,711,154
Shangri-La Asia, Ltd.	31,457,333	60,144,378
Swire Pacific, Ltd. A Shares	5,433,500	55,828,583
Digital China Holdings, Ltd.	41,267,000	54,015,214
Baidu, Inc. ADR[b]	497,700	53,209,107
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	53,156,644
New Oriental Education & Technology Group, Inc. ADR[b]	2,057,600	47,263,072
China Vanke Co., Ltd. B Shares	48,875,258	41,992,925
Tencent Holdings, Ltd.	2,011,900	41,731,050
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	41,267,238
China Resources Land, Ltd.	35,544,000	38,225,889
China Merchants Bank Co., Ltd. H Shares	22,182,350	33,555,175
Li & Fung, Ltd.	16,052,000	26,784,079
Total China/Hong Kong		1,297,067,170
SOUTH KOREA: 18.5%
Hyundai Mobis	446,000	126,323,447
Dongbu Insurance Co., Ltd.	2,876,690	124,024,420
Green Cross Corp.†	684,049	97,404,628
Cheil Worldwide, Inc.†	5,916,350	92,692,114
Samsung Electronics Co., Ltd.	119,904	83,723,741
Amorepacific Corp.	67,652	67,330,187
POSCO	195,584	60,272,001
Yuhan Corp.†	584,138	53,080,380
NHN Corp.[b]	239,802	45,686,266
MegaStudy Co., Ltd.†	396,412	39,763,562
LS Corp.	390,107	24,044,899
Other Investments		28,635,459
Total South Korea		842,981,104
	Shares	Value
INDIA: 15.3%
ITC, Ltd.	20,585,000	$82,923,313
HDFC Bank, Ltd.	8,635,920	81,693,490
Kotak Mahindra Bank, Ltd.	7,592,491	70,865,021
Housing Development Finance Corp.	5,410,685	70,438,896
Sun Pharmaceutical Industries, Ltd.	7,476,815	70,258,846
Tata Power Co., Ltd.	31,550,140	64,124,254
Titan Industries, Ltd.	13,593,760	57,727,307
Infosys, Ltd.	848,401	43,597,858
Container Corp. of India, Ltd.	2,192,865	43,107,145
Dabur India, Ltd.	20,061,776	41,963,070
Larsen & Toubro, Ltd.	1,094,599	30,167,265
Sun TV Network, Ltd.	4,752,590	22,503,688
Infosys, Ltd. ADR	219,611	11,215,534
HDFC Bank, Ltd. ADR	319,500	9,313,425
Total India		699,899,112
INDONESIA: 9.5%
PT Astra International	14,665,230	104,834,306
PT Bank Central Asia	115,688,500	100,269,878
PT Perusahaan Gas Negara	277,146,500	83,300,363
PT Telekomunikasi Indonesia	80,460,500	68,622,841
PT Indofood CBP Sukses Makmur	114,263,000	63,427,615
PT Telekomunikasi Indonesia ADR	375,700	12,424,399
Total Indonesia		432,879,402
TAIWAN: 8.1%
President Chain Store Corp.	19,439,608	109,481,307
Synnex Technology International Corp.	42,147,354	91,007,100
Yuanta Financial Holding Co., Ltd.[b]	133,911,782	67,125,272
Delta Electronics, Inc.	23,946,000	56,091,161
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	45,968,466
Total Taiwan		369,673,306
THAILAND: 6.9%
Bank of Ayudhya Public Co., Ltd.	163,168,600	104,125,828
Central Pattana Public Co., Ltd.	81,096,100	88,861,999
PTT Exploration & Production Public Co., Ltd.	16,225,000	72,408,158
Land & Houses Public Co., Ltd.	184,186,600	38,897,342
Land & Houses Public Co., Ltd. NVDR	41,810,900	8,669,419
Total Thailand		312,962,746

matthewsasia.com | 800.789.ASIA 25

Matthews Pacific Tiger Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 5.2%
Genting BHD	41,440,500	$117,200,419
Public Bank BHD	22,511,386	85,690,400
Top Glove Corp. BHD	25,175,960	32,108,974
Total Malaysia		234,999,793
PHILIPPINES: 2.3%
SM Prime Holdings, Inc.	373,559,417	103,781,974
Total Philippines		103,781,974
SINGAPORE: 1.4%
Keppel Land, Ltd.	17,737,000	34,644,827
Hyflux, Ltd.	26,985,280	30,453,484
Total Singapore		65,098,311
VIETNAM: 0.9%
Vietnam Dairy Products JSC	7,133,340	42,486,571
Total Vietnam		42,486,571
TOTAL INVESTMENTS: 96.5%		4,401,829,489
(Cost $3,692,235,438c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.5%		161,818,020
NET ASSETS: 100.0%		$4,563,647,509

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,693,498,040 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,089,309,556
Gross unrealized depreciation	(380,978,107)
Net unrealized appreciation	$708,331,449

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

26 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$22.41	$22.44
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.15%	0.97%

Portfolio Statistics

Total # of Positions	62
Net Assets	$2.0 billion
Weighted Average Market Cap	$24.7 billion
Portfolio Turnover	9.98%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews China Fund returned –23.54% (Investor Class) and –23.49% (Institutional Class) while its benchmark, the MSCI China Index, declined –25.19%.

Chinese equities came under tremendous selling pressure during the third quarter as investors became bearish on emerging market equities. Concerns stemmed from Europe's ongoing sovereign debt crisis and fears over a U.S. recession. General market sentiment over China also turned negative during the quarter as inflation continued to rise and the government's short-term monetary tightening policies have not shown signs of easing. Meanwhile, we expect banks and real estate companies to face stronger headwinds ahead as the government has tightened controls on loans related to trusts, and some property companies have begun to lower real estate prices with the aim of raising liquidity.

Under such a bearish environment, defensive sectors including utilities and telecommunication services outperformed the overall market. Firms in such sectors generally have a more stable earnings profile and tend to be less affected by periods of economic slowdown and uncertainty. As the Fund maintains a diversified approach to portfolio construction, it holds some exposure to such relatively stable and defensive sectors despite our focus on domestic growth areas, including consumer discretionary, consumer staples and financials. During the quarter, utilities and telecom-related holdings served as good stabilizers for the portfolio amid the volatile market environment. Our weighting in these sectors increased slightly, predominantly due to relative price appreciation versus other sectors, which showed much weaker performance.

During the quarter, consumer and financial sector holdings were the biggest detractors to Fund performance. Consumer-related companies, which had been trading at relatively higher valuations, came under strong selling pressure. Investors also continued to sell off China's financial sector firms, including banks, insurance and real estate companies, due to concerns over local government debt issues, expectations of deteriorating bank asset quality and a significant slowdown in the property market. We slightly trimmed our weightings in these sectors; however, our general focus on Chinese domestic consumption remains unchanged. During our on-the-ground research trips in China, we continue to detect that aggregate demand in consumer areas remains strong as wage growth continues to climb rapidly.

The sharp decline in Chinese equities over the past quarter seems to imply that investors are expecting a hard landing for the Chinese economy, possibly marked by a property market crash and financial industry woes. While we foresee strong headwinds ahead for the economy and continue to keep a keen eye on problems facing the property and banking sectors, we maintain that a soft landing can be achieved. We are also closely monitoring inflationary trends in China and believe that signs of easing inflation will be a catalyst for the government to loosen its monetary tightening policy.

matthewsasia.com | 800.789.ASIA 27

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -24.81%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MCHFX)	2/19/98	-23.54%	-23.67%	-23.28%	9.46%	11.86%	16.05%	10.69%
Institutional Class (MICFX)	10/29/10	-23.49%	-23.57%	-23.14%	9.52%	11.90%	16.07%	10.70%
MSCI China Index[3]		-25.19%	-24.37%	-23.85%	4.79%	7.45%	15.66%	1.85%[4]
Lipper China Region Funds Category Average[5]		-25.59%	-27.47%	-23.95%	5.08%	5.18%	12.05%	7.18%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.2%
China Mobile, Ltd.	Telecommunication Services	3.8%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.8%
Hong Kong & China Gas Co., Ltd.	Utilities	2.6%
Lenovo Group, Ltd.	Information Technology	2.6%
Hengan International Group Co., Ltd.	Consumer Staples	2.5%
Tsingtao Brewery Co., Ltd.	Consumer Staples	2.5%
Belle International Holdings, Ltd.	Consumer Discretionary	2.4%
China Shenhua Energy Co., Ltd.	Energy	2.3%
ZTE Corp.	Information Technology	2.3%
% OF ASSETS IN TOP TEN		28.0%

SECTOR ALLOCATION (%)

Consumer Discretionary	24.2
Financials	16.2
Information Technology	14.2
Consumer Staples	12.8
Industrials	8.7
Energy	7.7
Utilities	7.6
Telecommunication Services	5.4
Health Care	2.6
Cash and Other Assets, Less Liabilities	0.6

CHINA EXPOSURE7

SAR (Hong Kong)	44.8%
H Shares	27.6%
China-affiliated Corporations	16.7%
Overseas Listed	8.7%
B Shares	1.5%
Cash and Other Assets, Less Liabilities	0.6%

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	64.6
Mid Cap ($1B–$5B)	24.3
Small Cap (under $1B)	10.5
Cash and Other Assets, Less Liabilities	0.6

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

28 MATTHEWS ASIA FUNDS

Matthews China Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 99.4%

	Shares	Value
CONSUMER DISCRETIONARY: 24.2%
Hotels, Restaurants & Leisure: 8.6%
Cafe' de Coral Holdings, Ltd.	17,914,100	$42,483,635
Ctrip.com International, Ltd. ADR[b]	1,197,900	38,524,464
Sands China, Ltd.[b]	15,692,000	36,714,210
Shangri-La Asia, Ltd.	16,741,400	32,008,469
Home Inns & Hotels Management, Inc. ADR[b]	768,400	19,801,668
		169,532,446
Multiline Retail: 3.8%
Golden Eagle Retail Group, Ltd.	21,874,000	44,586,349
Parkson Retail Group, Ltd.	24,609,000	29,748,648
		74,334,997
Specialty Retail: 2.4%
Belle International Holdings, Ltd.	27,348,000	47,147,771
Textiles, Apparel & Luxury Goods: 2.2%
Ports Design, Ltd.	14,983,500	22,890,718
Li Ning Co., Ltd.	12,019,000	12,295,699
Other Investments		7,472,478
		42,658,895
Distributors: 2.1%
Li & Fung, Ltd.	24,658,400	41,144,564
Diversified Consumer Services: 2.1%
New Oriental Education & Technology Group, Inc. ADR[b]	1,780,400	40,895,788
Automobiles: 2.0%
Dongfeng Motor Group Co., Ltd. H Shares	29,132,000	39,493,994
Media: 1.0%
Television Broadcasts, Ltd.	3,721,000	20,297,703
Total Consumer Discretionary		475,506,158
FINANCIALS: 16.2%
Real Estate Management & Development: 6.1%
Hang Lung Group, Ltd.	7,240,000	36,889,968
Swire Pacific, Ltd. A Shares	2,975,000	30,567,780
China Vanke Co., Ltd. B Shares	34,264,750	29,439,784
China Resources Land, Ltd.	21,384,000	22,997,480
		119,895,012
Commercial Banks: 5.0%
BOC Hong Kong Holdings, Ltd.	14,663,000	31,002,228
China Merchants Bank Co., Ltd. H Shares	19,759,114	29,889,553
China Construction Bank Corp. H Shares	46,621,660	28,198,453
Agricultural Bank of China, Ltd. H Shares	28,858,000	9,422,652
		98,512,886
	Shares	Value
Insurance: 3.5%
Ping An Insurance Group Co. of China, Ltd. H Shares	5,963,500	$33,343,768
China Life Insurance Co., Ltd. H Shares	12,671,000	29,972,058
China Life Insurance Co., Ltd. ADR	181,300	6,437,963
		69,753,789
Diversified Financial Services: 1.6%
Hong Kong Exchanges and Clearing, Ltd.	2,183,700	31,676,399
Total Financials		319,838,086
INFORMATION TECHNOLOGY: 14.2%
Internet Software & Services: 4.3%
Tencent Holdings, Ltd.	1,661,100	34,454,718
Sina Corp.[b]	356,600	25,536,126
NetEase.com, Inc. ADR[b]	630,000	24,040,800
		84,031,644
Computers & Peripherals: 3.3%
Lenovo Group, Ltd.	75,820,000	50,697,403
TPV Technology, Ltd.	45,168,000	13,184,318
		63,881,721
Communications Equipment: 2.3%
ZTE Corp. H Shares	16,224,704	45,951,044
Software: 2.2%
Kingdee International Software Group Co., Ltd.	117,728,800	43,990,999
Electronic Equipment, Instruments & Components: 2.1%
Digital China Holdings, Ltd.	32,093,000	42,007,179
Total Information Technology		279,862,587
CONSUMER STAPLES: 12.8%
Food & Staples Retailing: 4.1%
China Resources Enterprise, Ltd.	12,326,000	41,002,423
Lianhua Supermarket Holdings Co., Ltd. H Shares†	28,441,800	40,312,557
Sun Art Retail Group, Ltd.[b]	518,000	538,793
		81,853,773
Food Products: 3.7%
Tingyi (Cayman Islands) Holding Corp.	22,683,000	55,602,251
China Yurun Food Group, Ltd.	16,111,000	17,041,014
		72,643,265
Household & Personal Products: 2.5%
Hengan International Group Co., Ltd.	6,185,000	49,396,438
Beverages: 2.5%
Tsingtao Brewery Co., Ltd. H Shares	8,849,000	48,560,941
Total Consumer Staples		252,454,417

matthewsasia.com | 800.789.ASIA 29

Matthews China Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 8.7%
Machinery: 2.8%
China National Materials Co., Ltd. H Shares	53,092,000	$19,088,529
CSR Corp., Ltd. H Shares	51,450,000	18,227,322
Sany Heavy Equipment International Holdings Co., Ltd.	21,742,500	17,185,546
		54,501,397
Transportation Infrastructure: 2.7%
China Merchants Holdings International Co., Ltd.	13,102,581	35,130,847
Yuexiu Transport Infrastructure, Ltd.	49,687,000	17,576,382
		52,707,229
Airlines: 1.5%
Air China, Ltd. H Shares	42,865,900	29,762,098
Industrial Conglomerates: 1.1%
NWS Holdings, Ltd.	16,525,914	21,866,316
Electrical Equipment: 0.6%
China High Speed Transmission Equipment Group Co., Ltd.	26,293,000	12,019,312
Total Industrials		170,856,352
ENERGY: 7.7%
Oil, Gas & Consumable Fuels: 6.1%
China Shenhua Energy Co., Ltd. H Shares	11,732,000	46,001,796
CNOOC, Ltd.	26,852,000	43,175,202
China Petroleum & Chemical Corp. (Sinopec) H Shares	32,904,000	31,644,091
		120,821,089
Energy Equipment & Services: 1.6%
China Oilfield Services, Ltd. H Shares	24,186,000	30,755,909
Total Energy		151,576,998
UTILITIES: 7.6%
Electric Utilities: 4.2%
Cheung Kong Infrastructure Holdings, Ltd.	14,105,500	82,177,045
Gas Utilities: 2.6%
Hong Kong & China Gas Co., Ltd.	22,838,218	51,406,807
Independent Power Producers & Energy Traders: 0.8%
China Longyuan Power Group Corp. H Shares	19,836,000	16,323,500
Total Utilities		149,907,352
TELECOMMUNICATION SERVICES: 5.4%
Wireless Telecommunication Services: 3.8%
China Mobile, Ltd.	5,227,083	51,096,308
China Mobile, Ltd. ADR	489,600	23,848,416
		74,944,724
	Shares	Value
Diversified Telecommunication Services: 1.6%
China Communications Services Corp., Ltd. H Shares	68,376,000	$31,285,765
Total Telecommunication Services		106,230,489
HEALTH CARE: 2.6%
Health Care Providers & Services: 1.5%
Sinopharm Group Co., Ltd. H Shares	10,978,400	28,914,796
Health Care Equipment & Supplies: 1.1%
Mindray Medical International, Ltd. ADR	973,268	22,978,857
Total Health Care		51,893,653
TOTAL INVESTMENTS: 99.4%		1,958,126,092
(Cost $1,862,109,155c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		11,993,657
NET ASSETS: 100.0%		$1,970,119,749

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,864,591,272 and net unrealized appreciation consists of:

Gross unrealized appreciation	$394,922,803
Gross unrealized depreciation	(301,387,983)
Net unrealized appreciation	$93,534,820

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$16.46	$16.47
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	51
Net Assets	$770.2 million
Weighted Average Market Cap	$8.3 billion
Portfolio Turnover	6.14%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews India Fund fell –19.63% (Investor Class) and –19.62% (Institutional Class), in line with its benchmark, the Bombay Stock Exchange 100 Index, which fell –19.67% amid global uncertainties. The equity market in India suffered from an environment of heightened risk aversion, and negative returns were further exacerbated as India's rupee continued to depreciate against the U.S. dollar. The ongoing malaise stemming from the country's governance-related issues showed no signs of abating as new investigations, primarily scrutinizing public works projects, were launched. A positive outcome of this process should be a strengthening of the institutions of Indian governance. However, there is still the risk that the process could degenerate without accountability, which could cause greater uncertainty during an already tough economic period.

During the quarter, the correction in markets was fairly broad across sectors, although commodity-oriented stocks declined more than the broader market. The portfolio's limited exposure to commodities and cyclical stocks helped contain losses, and holdings in foreign currency convertible bonds were somewhat better preservers of capital compared to the overall market. However, the Fund saw weak performance among its industrials and consumer discretionary holdings.

Over the last two years, the portfolio has been overweight in industrials, and is positioned to benefit from a pickup in investment spending. In our view, the current base of physical assets in India is operating at high utilization levels and without further expansion, high levels of economic growth would be difficult to sustain. However, persistently high inflation, stalled policy initiatives and an environment of uncertainty have weighed heavily on the corporate sector. Contrary to our expectations, these factors have not shown any significant signs of moderation. As a result, the portfolio's industrials holdings were a significant cause of the weak performance during the quarter.

The portfolio's largest holding, Exide Industries—a leading manufacturer of automotive and industrial batteries—has been facing its own unique challenges aside from the general slowdown in the automotive industry. The firm had previously lost some market share due to capacity constraints, and is now struggling to win it back. However, Exide's long-term growth prospects remain attractive given the under-penetration of cars and the increasing usage of batteries in motorcycles and scooters.

Looking ahead, as concerns over a global recovery mount, investors may take a knee-jerk reaction to reducing, or even reversing, allocations to areas such as India. However, one outcome of a global slowdown could be a more beneficial environment for India—characterized by lower oil and commodity prices that may help contain inflationary pressures. This does not change the imperative to lift constraints, particularly as they relate to capital investments like land acquisition. India also needs ongoing reform of its labor laws and improved governance standards. If these developmental issues are addressed effectively, the underpinning of India's long-term growth will be further strengthened.

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -24.86%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception
Investor Class (MINDX)	10/31/05	-19.63%	-23.41%	-23.52%	11.29%	7.30%	11.59%
Institutional Class (MIDNX)	10/29/10	-19.62%	-23.32%	-23.44%	11.32%	7.33%	11.61%
Bombay Stock Exchange 100 Index[3]		-19.67%	-25.44%	-24.53%	8.80%	6.32%	12.96%
Lipper India Region Funds Category Average[4]		-18.88%	-26.74%	-26.47%	8.03%	2.02%	8.01%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Exide Industries, Ltd.	Consumer Discretionary	4.5%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.2%
Asian Paints, Ltd.	Materials	3.9%
HDFC Bank, Ltd.	Financials	3.9%
ITC, Ltd.	Consumer Staples	3.8%
Info Edge India, Ltd.	Information Technology	3.7%
Emami, Ltd.	Consumer Staples	3.5%
ICICI Bank, Ltd.	Financials	3.4%
GAIL India, Ltd.	Utilities	3.4%
Infosys, Ltd.	Information Technology	3.1%
% OF ASSETS IN TOP TEN		37.4%

SECTOR ALLOCATION (%)

Financials	23.2
Industrials	17.1
Materials	12.5
Information Technology	11.6
Consumer Staples	10.2
Consumer Discretionary	9.9
Utilities	6.0
Health Care	5.1
Telecommunication Services	2.9
Energy	1.5
Cash and Other Assets, Less Liabilities	0.0

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	37.1
Mid Cap ($1B–$5B)	40.1
Small Cap (under $1B)	22.8
Cash and Other Assets, Less Liabilities	0.0

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

32 MATTHEWS ASIA FUNDS

Matthews India Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.6%

	Shares	Value
FINANCIALS: 23.2%
Commercial Banks: 13.5%
ICICI Bank, Ltd.	1,150,000	$20,285,516
Allahabad Bank	5,969,668	19,077,928
HDFC Bank, Ltd.	1,890,165	17,880,455
Corporation Bank	1,554,331	13,307,814
HDFC Bank, Ltd. ADR	416,635	12,144,910
Oriental Bank of Commerce	1,291,834	7,653,200
Axis Bank, Ltd.	358,532	7,410,180
ICICI Bank, Ltd. ADR	178,283	6,189,986
		103,949,989
Diversified Financial Services: 4.4%
Kotak Mahindra Bank, Ltd.	2,150,000	20,067,168
Infrastructure Development Finance Co., Ltd.	6,211,855	13,951,093
		34,018,261
Real Estate Management & Development: 2.2%
Ascendas India Trust	29,043,000	17,041,884
Thrifts & Mortgage Finance: 2.1%
Housing Development Finance Corp.	1,225,000	15,947,639
Consumer Finance: 1.0%
Shriram Transport Finance Co., Ltd.	642,977	7,987,180
Total Financials		178,944,953
INDUSTRIALS: 17.1%
Machinery: 6.9%
Ashok Leyland, Ltd.	38,022,554	20,153,173
Jain Irrigation Systems, Ltd.	4,075,635	12,622,482
AIA Engineering, Ltd.	1,607,091	10,218,715
Thermax, Ltd.	1,103,128	9,904,601
		52,898,971
Road & Rail: 3.0%
Container Corp. of India, Ltd.	1,175,386	23,105,633
Electrical Equipment: 2.5%
Crompton Greaves, Ltd.	6,187,500	19,155,666
Industrial Conglomerates: 2.3%
MAX India, Ltd.[b]	4,663,102	17,894,182
Transportation Infrastructure: 1.9%
Gujarat Pipavav Port, Ltd.[b]	11,050,000	14,653,873
Construction & Engineering: 0.5%
Larsen & Toubro, Ltd.	146,660	4,041,965
Total Industrials		131,750,290
INFORMATION TECHNOLOGY: 11.2%
IT Services: 5.5%
CMC, Ltd.	1,090,418	18,385,849
Infosys, Ltd. ADR	238,179	12,163,802
Infosys, Ltd.	225,281	11,576,801
		42,126,452
	Shares	Value
Internet Software & Services: 3.7%
Info Edge India, Ltd.	2,013,454	$28,291,665
Software: 2.0%
Polaris Software Lab, Ltd.	4,400,318	11,846,261
Financial Technologies India, Ltd.	240,752	3,981,135
		15,827,396
Total Information Technology		86,245,513
CONSUMER STAPLES: 10.2%
Personal Products: 6.4%
Emami, Ltd.	3,152,712	27,288,637
Dabur India, Ltd.	10,604,430	22,181,208
		49,469,845
Tobacco: 3.8%
ITC, Ltd.	7,290,000	29,366,575
Total Consumer Staples		78,836,420
CONSUMER DISCRETIONARY: 9.9%
Auto Components: 4.6%
Exide Industries, Ltd.	13,291,491	34,977,955
Media: 4.3%
Jagran Prakashan, Ltd.	6,158,207	13,652,158
Sun TV Network, Ltd.	2,745,127	12,998,277
Dish TV India, Ltd.[b]	4,237,097	6,649,738
		33,300,173
Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	1,863,820	7,914,904
Total Consumer Discretionary		76,193,032
MATERIALS: 9.6%
Chemicals: 7.8%
Asian Paints, Ltd.	469,500	30,218,793
Castrol India, Ltd.	2,021,552	19,617,587
Grasim Industries, Ltd.	224,459	10,694,939
		60,531,319
Metals & Mining: 1.8%
NMDC, Ltd.	2,995,923	13,814,152
Total Materials		74,345,471
HEALTH CARE: 5.1%
Pharmaceuticals: 5.1%
Sun Pharmaceutical Industries, Ltd.	3,402,300	31,971,056
Cipla India, Ltd.	1,213,275	6,947,655
Total Health Care		38,918,711
UTILITIES: 4.9%
Gas Utilities: 3.4%
GAIL India, Ltd.	3,094,751	25,824,423
Electric Utilities: 1.5%
CESC, Ltd.	2,112,015	11,889,043
Total Utilities		37,713,466

matthewsasia.com | 800.789.ASIA 33

Matthews India Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
Reliance Industries, Ltd.	685,742	$11,250,814
Total Energy		11,250,814
TELECOMMUNICATION SERVICES: 0.9%
Wireless Telecommunication Services: 0.9%
Bharti Airtel, Ltd.	879,382	6,755,346
Total Telecommunication Services		6,755,346
TOTAL COMMON EQUITIES		720,954,016
(Cost $673,274,886)

INTERNATIONAL BONDS: 6.4%

	Face Amount
MATERIALS: 2.9%
Metals & Mining: 2.9%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	$17,200,000	14,620,000
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	8,500,000	7,522,500
Total Materials		22,142,500
TELECOMMUNICATION SERVICES: 2.0%
Wireless Telecommunication Services: 2.0%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	13,200,000	15,213,000
Total Telecommunication Services		15,213,000
UTILITIES: 1.1%
Electric Utilities: 1.1%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	9,600,000	8,472,000
Total Utilities		8,472,000
INFORMATION TECHNOLOGY: 0.4%
Software: 0.4%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	3,600,000
Total Information Technology		3,600,000
TOTAL INTERNATIONAL BONDS		49,427,500
(Cost $59,482,077)
TOTAL INVESTMENTS: 100.0%		770,381,516
(Cost $732,756,963c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.0%		(159,447)
NET ASSETS: 100.0%		$770,222,069

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $733,499,742 and net unrealized appreciation consists of:

Gross unrealized appreciation	$125,781,894
Gross unrealized depreciation	(88,900,120)
Net unrealized appreciation	$36,881,774

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to schedules of investments.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$11.94	$11.94
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.30%	1.08%

Portfolio Statistics

Total # of Positions	61
Net Assets	$147.8 million
Weighted Average Market Cap	$13.2 billion
Portfolio Turnover	46.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Japan Fund declined –5.69% (Investor Class) and –5.61% (Institutional Class) while its benchmark, the MSCI Japan Index, fell –6.37%.

Global equity markets corrected sharply during the quarter. However, Japan's equity market did not fall as much as other Asian markets in part due to the recovery in economic activity since the March earthquake. Industrial production continued to expand while Japan managed to avoid widespread electricity shortages. Surprisingly, personal consumption was stronger than expected, as evidenced by higher monthly same-store sales during the period. Meanwhile, however, the yen appreciated to historical highs against the U.S. dollar, posing a significant headwind to exporters, particularly in the technology, materials and automotive industries.

By sector, industrials were the largest drag on Fund performance during the quarter. Engineering company Ebara declined significantly due to unexpectedly weak quarterly profits, announced in July, that stemmed from a concentration in low-margin products. Trading company Marubeni was also weak, dragged down by the sharp drop in commodity prices, which contribute roughly 40% of the company's net profits.

On the other hand, the consumer staples sector was the top contributor to Fund performance. Pigeon, a high-end baby product maker and long-term core holding, benefited from resurging sales in its China business, which had been weak due to a restructuring of its distribution channels. Convenience store operator Circle K Sunkus also performed well thanks to an improved product lineup and a shift in consumer preference for shopping locally.

During the quarter, Elpida Memory, a producer of dynamic random-access memory (DRAM), was the largest individual detractor to Fund performance as DRAM prices weakened considerably amid lower global demand for PCs. While sales rose for mobile DRAM products, used in smartphones and tablets, the growth was not enough to offset such weakness. In addition, the firm's main competitors, Samsung Electronics and Hynix Semiconductor, both of Korea, benefited significantly from a weak currency while Elpida faced challenges given the yen's strength during the quarter. Recently, Elpida announced that it will move 40% of its production capacity from Japan to Taiwan where production costs are about 20% lower. Going forward, we will continue to monitor demand for technology products as well as the impact of currency movements on Elipida's earnings outlook.

Financial services firm Orix also performed poorly amid weakening sentiment toward the financial sector as liquidity concerns for European banks became evident. However, we continue to find Orix compelling as it has very limited exposure to Europe and faces no liquidity challenges. In fact, Japan's banking system generally has very little exposure to Europe's sovereign debt issues.

On a positive note, the portfolio's Internet service holdings, and one hospital consulting company, Ship Healthcare, were again among the top contributors to Fund performance during the quarter. Ship Healthcare continues to benefit from Japan's aging population as well as a government-led initiative to reorganize the country's hospital infrastructure.

Over the past few quarters, we have been building up a position in Rakuten, Japan's leading e-commerce company. The firm's sales growth accelerated following the March earthquake as new online shoppers sought goods they could not locate in retail outlets. E-commerce penetration in Japan is low at just over 2%, compared to roughly 5% in the U.S., and we expect Rakuten to be able to maintain stable growth over the medium term.

Looking ahead, Japan's earnings outlook may face challenges as demand from developed markets seems set to slow while the yen remains stubbornly strong. On other hand, Japanese authorities have pledged fiscal expansion, which should help spark much needed domestic demand even in an unfavorable external environment.

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 5.98%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	12/31/98	-5.69%	-4.71%	8.38%	4.24%	-4.47%	3.28%	3.73%
Institutional Class (MIJFX)	10/29/10	-5.61%	-4.71%	8.38%	4.24%	-4.47%	3.28%	3.73%
MSCI Japan Index[3]		-6.37%	-10.75%	0.07%	-0.04%	-4.77%	2.89%	1.19%
Tokyo Stock Price Index[3]		-5.55%	-8.40%	1.43%	0.70%	-4.65%	2.77%	1.57%
Lipper Japanese Funds Category Average[4]		-5.34%	-6.74%	5.32%	3.24%	-4.62%	2.87%	2.52%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.4%
Rinnai Corp.	Consumer Discretionary	3.2%
Rakuten, Inc.	Consumer Discretionary	3.1%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.1%
ORIX Corp.	Financials	2.5%
Nidec Corp.	Industrials	2.5%
Toyota Motor Corp.	Consumer Discretionary	2.5%
Marubeni Corp.	Industrials	2.5%
NTT DoCoMo, Inc.	Telecommunication Services	2.4%
Pigeon Corp.	Consumer Staples	2.3%
% OF ASSETS IN TOP TEN		27.5%

SECTOR ALLOCATION (%)

Consumer Discretionary	24.4
Information Technology	18.5
Industrials	17.9
Financials	10.7
Health Care	9.2
Consumer Staples	8.3
Telecommunication Services	5.0
Materials	4.3
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	46.5
Mid Cap ($1B–$5B)	28.6
Small Cap (under $1B)	23.2
Cash and Other Assets, Less Liabilities	1.7

5  Holdings may combine more than one security from same issuer and related depositary receipts.

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

36 MATTHEWS ASIA FUNDS

Matthews Japan Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.3%

	Shares	Value
CONSUMER DISCRETIONARY: 24.4%
Automobiles: 5.6%
Nissan Motor Co., Ltd.	512,300	$4,532,850
Toyota Motor Corp.	109,000	3,736,431
		8,269,281
Specialty Retail: 5.1%
Fast Retailing Co., Ltd.	16,300	2,919,283
Asahi Co., Ltd.	106,100	2,546,153
Point, Inc.	40,140	2,028,956
		7,494,392
Household Durables: 5.0%
Rinnai Corp.	56,100	4,683,519
HAJIME CONSTRUCTION Co., Ltd.	102,200	2,744,430
		7,427,949
Internet & Catalog Retail: 3.1%
Rakuten, Inc.	3,987	4,645,038
Auto Components: 2.8%
Koito Manufacturing Co., Ltd.	131,000	2,072,447
Nifco, Inc.	78,800	2,029,947
		4,102,394
Media: 1.4%
COOKPAD, Inc.	87,000	2,103,971
Diversified Consumer Services: 1.4%
Benesse Holdings, Inc.	45,500	2,015,655
Total Consumer Discretionary		36,058,680
INFORMATION TECHNOLOGY: 18.5%
Electronic Equipment, Instruments & Components: 7.8%
Murata Manufacturing Co., Ltd.	55,000	2,986,184
Kyocera Corp.	35,200	2,943,273
Keyence Corp.	8,097	2,215,778
Hitachi, Ltd.	367,000	1,821,812
Hamamatsu Photonics, K.K.	40,100	1,616,280
		11,583,327
Internet Software & Services: 4.9%
Gree, Inc.	85,200	2,598,374
Kakaku.com, Inc.	58,600	2,405,416
Dena Co., Ltd.	52,600	2,203,492
		7,207,282
Semiconductors & Semiconductor Equipment: 2.2%
Elpida Memory, Inc.[b]	520,600	3,256,158
IT Services: 2.1%
GMO Payment Gateway, Inc.	654	3,054,987
Computers & Peripherals: 1.5%
Toshiba Corp.	544,000	2,219,221
Total Information Technology		27,320,975
	Shares	Value
INDUSTRIALS: 17.9%
Trading Companies & Distributors: 6.0%
ITOCHU Corp.	532,800	$5,091,346
Marubeni Corp.	667,000	3,724,502
		8,815,848
Machinery: 5.7%
EVA Precision Industrial Holdings, Ltd.	7,104,000	1,770,829
Hoshizaki Electric Co., Ltd.	66,100	1,610,360
Ebara Corp.	404,000	1,598,438
Komatsu, Ltd.	56,300	1,213,832
Nabtesco Corp.	60,000	1,134,036
FANUC Corp.	7,800	1,074,418
		8,401,913
Commercial Services & Supplies: 2.7%
JP-Holdings, Inc.	267,800	2,487,407
Oyo Corp.	144,800	1,501,012
		3,988,419
Electrical Equipment: 2.5%
Nidec Corp.	46,500	3,744,960
Construction & Engineering: 1.0%
Toshiba Plant Systems & Services Corp.	154,000	1,526,476
Total Industrials		26,477,616
FINANCIALS: 10.7%
Diversified Financial Services: 4.5%
ORIX Corp.	47,990	3,766,613
Osaka Securities Exchange Co., Ltd.	621	2,846,023
		6,612,636
Insurance: 2.4%
Sony Financial Holdings, Inc.	151,700	2,316,111
Anicom Holdings, Inc.[b]	194,000	1,212,657
		3,528,768
Real Estate Investment Trusts: 2.2%
United Urban Investment Corp., REIT	1,747	1,829,301
Industrial & Infrastructure Fund Investment Corp., REIT	282	1,454,230
		3,283,531
Real Estate Management & Development: 1.0%
Kenedix, Inc.[b]	11,562	1,386,630
Commercial Banks: 0.6%
Mitsubishi UFJ Financial Group, Inc.	209,000	939,365
Total Financials		15,750,930
HEALTH CARE: 9.2%
Health Care Equipment & Supplies: 3.1%
Asahi Intecc Co., Ltd.	93,200	2,503,509
Sysmex Corp.	58,000	2,086,792
		4,590,301

matthewsasia.com | 800.789.ASIA 37

Matthews Japan Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Health Care Providers & Services: 3.1%
Ship Healthcare Holdings, Inc.	125,100	$3,088,530
Message Co., Ltd.	418	1,450,554
		4,539,084
Pharmaceuticals: 3.0%
Eisai Co., Ltd.	66,100	2,667,038
Otsuka Holdings Co., Ltd.	64,300	1,761,578
		4,428,616
Total Health Care		13,558,001
CONSUMER STAPLES: 8.3%
Food & Staples Retailing: 3.4%
Circle K Sunkus Co., Ltd.	163,200	2,746,303
Daikokutenbussan Co., Ltd.	66,600	2,285,304
		5,031,607
Household Products: 2.3%
Pigeon Corp.	83,000	3,402,637
Tobacco: 1.5%
Japan Tobacco, Inc.	483	2,259,261
Food Products: 1.1%
Hokuto Corp.	70,200	1,634,398
Total Consumer Staples		12,327,903
TELECOMMUNICATION SERVICES: 5.0%
Wireless Telecommunication Services: 5.0%
NTT DoCoMo, Inc.	1,911	3,481,936
KDDI Corp.	346	2,381,988
Softbank Corp.	51,900	1,518,597
Total Telecommunication Services		7,382,521
MATERIALS: 4.3%
Chemicals: 2.9%
Denki Kagaku Kogyo, K.K.	419,000	1,597,473
JSR Corp.	86,800	1,493,457
Kanto Denka Kogyo Co., Ltd.	266,000	1,296,487
		4,387,417
Metals & Mining: 1.4%
Hitachi Metals, Ltd.	177,000	2,038,195
Total Materials		6,425,612
TOTAL INVESTMENTS: 98.3%		145,302,238
(Cost $138,239,193c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		2,542,497
NET ASSETS: 100.0%		$147,844,735

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $138,296,620 and net unrealized appreciation consists of:

Gross unrealized appreciation	$19,327,634
Gross unrealized depreciation	(12,322,016)
Net unrealized appreciation	$7,005,618

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$4.43	$4.44
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.21%	0.91%

Portfolio Statistics

Total # of Positions	56
Net Assets	$151.2 million
Weighted Average Market Cap	$20.7 billion
Portfolio Turnover	39.05%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Korea Fund declined –20.47% (Investor Class) and –20.43% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index, lost –23.82%.

Despite the country's current relative economic strength—with both domestic consumption and exports having recorded positive growth—Korean equities were sold off as concerns over the economic health of the West grew. During this challenging period, foreign investors became the biggest net sellers of Korean equities and the Korean won depreciated. Although the won gained strength during certain periods of the year, the currency has declined 5% against the U.S. dollar for the nine-month period ending September 30, 2011.

While information technology companies largely underperformed during the quarter, the portfolio's Internet holdings were notable exceptions as they were relatively unharmed by macroeconomic concerns. In fact, the three biggest contributors to Fund performance were Internet-related holdings. The Fund's largest contribution came from Daum Communications, Korea's second-largest Internet portal and search firm after NHN (another Fund holding). Daum's relatively lower valuations and stable business structure contributed to its strong performance.

During the quarter, both the materials and industrials sectors underperformed, as they have significant exposure to the global economy. The Fund's underweight in industrials and materials benefited its relative performance. Nonetheless, the biggest drag on performance came from LG Chemical. Last year, the firm's petrochemicals and rechargeable battery businesses did well, but more recently the company suffered due to macro challenges as more than half of the firm's revenues are generated outside of Korea. We remain confident in this holding, however, and added to the position as LG Chemical's underlying growth outlook remains positive. The firm is still a top player in the rechargeable battery business, and also remains competitive in the petrochemical industry.

Ongoing concerns over the global economy may continue to negatively impact Korea given its relatively significant dependence on exports. However, these same uncertainties have also created opportunities for select Korean companies. For example, Hyundai Motor gained market share during the global crisis as value-conscious consumers, who previously shunned Korean products, have been drawn to the improved quality of Korean autos. We are a seeing similar trend among Korean auto parts makers and electronic component manufacturers. The shift in sentiment is coming not only from the West, but also from Japan, where Korean electronic products previously had almost no presence. Samsung Electronics' latest smartphone, for example, is selling well in Japan—the first Korean electronics product to find such success in the Japanese market. It is due to this and other reasons that we remain cautiously optimistic over the ability of Korean companies to weather the current economic crisis relatively better than others. We remain focused on finding opportunities in growing domestic industries and globally competitive companies.

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF SEPTEMBER 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -6.26%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAKOX)	1/3/95	-20.47%	-13.81%	-4.90%	11.93%	1.20%	16.56%	4.61%
Institutional Class (MIKOX)	10/29/10	-20.43%	-13.62%	-4.69%	12.01%	1.25%	16.59%	4.62%
Korea Composite Stock Price Index[3]		-23.82%	-17.44%	-8.15%	8.85%	2.34%	17.43%	2.39%
Lipper Pacific ex Japan Funds Category Average[4]		-21.98%	-20.90%	-16.00%	8.81%	5.03%	13.66%	5.35%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	12.7%
Kia Motors Corp.	Consumer Discretionary	4.2%
Dongbu Insurance Co., Ltd.	Financials	3.3%
Hyundai Mobis	Consumer Discretionary	3.1%
Shinhan Financial Group Co., Ltd.	Financials	2.9%
POSCO	Materials	2.8%
Hyundai Motor Co.	Consumer Discretionary	2.7%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.7%
LG Household & Health Care, Ltd.	Consumer Staples	2.6%
Kiwoom Securities Co., Ltd.	Financials	2.4%
% OF ASSETS IN TOP TEN		39.4%

SECTOR ALLOCATION (%)

Consumer Discretionary	30.7
Information Technology	21.0
Financials	19.1
Consumer Staples	8.6
Materials	8.2
Industrials	7.9
Energy	1.7
Health Care	1.7
Telecommunication Services	1.0
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	57.2
Mid Cap ($1B–$5B)	27.3
Small Cap (under $1B)	15.4
Cash and Other Assets, Less Liabilities	0.1

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40 MATTHEWS ASIA FUNDS

Matthews Korea Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 95.8%

	Shares	Value
CONSUMER DISCRETIONARY: 28.0%
Automobiles: 6.9%
Kia Motors Corp.	106,663	$6,360,544
Hyundai Motor Co.	23,478	4,104,373
		10,464,917
Auto Components: 5.0%
Hyundai Mobis	16,724	4,736,846
Hankook Tire Co., Ltd.	73,580	2,476,512
Motonic Corp.	64,140	367,482
		7,580,840
Hotels, Restaurants & Leisure: 4.9%
Shinsegae Food Co., Ltd.	47,351	3,103,417
Modetour Network, Inc.	111,507	2,505,505
Grand Korea Leisure Co., Ltd.	101,110	1,764,899
		7,373,821
Multiline Retail: 3.4%
Hyundai Department Store Co., Ltd.	23,645	3,308,282
Shinsegae Co., Ltd.	4,063	938,553
Hyundai Greenfood Co., Ltd.	75,940	902,687
		5,149,522
Media: 3.2%
Cheil Worldwide, Inc.	180,720	2,831,360
CJ CGV Co., Ltd.	99,370	1,987,188
		4,818,548
Internet & Catalog Retail: 2.2%
Hyundai Home Shopping Network Corp.	27,944	3,241,994
Specialty Retail: 1.4%
Himart Co., Ltd.[b]	27,206	1,967,617
Shinsegae International Co., Ltd.[b]	1,855	192,106
		2,159,723
Household Durables: 1.0%
LG Electronics, Inc.	26,228	1,497,585
Total Consumer Discretionary		42,286,950
INFORMATION TECHNOLOGY: 21.0%
Semiconductors & Semiconductor Equipment: 12.7%
Samsung Electronics Co., Ltd.	27,563	19,246,042
Internet Software & Services: 4.7%
NHN Corp.[b]	19,327	3,682,115
Daum Communications Corp.	28,232	3,385,420
		7,067,535
Electronic Equipment, Instruments & Components: 2.0%
Samsung Electro-Mechanics Co., Ltd.	29,302	1,794,793
Uju Electronics Co., Ltd.	98,788	1,195,335
		2,990,128
Software: 1.6%
Neowiz Games Corp.[b]	45,940	2,529,482
Total Information Technology		31,833,187
	Shares	Value
FINANCIALS: 17.7%
Insurance: 7.1%
Dongbu Insurance Co., Ltd.	116,789	$5,035,193
Samsung Fire & Marine Insurance Co., Ltd.	18,142	3,290,234
Hyundai Marine & Fire Insurance Co., Ltd.	100,420	2,462,009
		10,787,436
Commercial Banks: 6.4%
Shinhan Financial Group Co., Ltd.	124,454	4,339,291
KB Financial Group, Inc.	91,076	3,009,343
Hana Financial Group, Inc.	81,800	2,378,458
		9,727,092
Capital Markets: 3.3%
Kiwoom Securities Co., Ltd.	77,443	3,688,819
Samsung Securities Co., Ltd.	30,702	1,323,332
		5,012,151
Diversified Financial Services: 0.9%
NICE Information Service Co., Ltd.	62,489	1,305,749
Total Financials		26,832,428
CONSUMER STAPLES: 8.6%
Food Products: 2.7%
Orion Corp.	6,584	2,878,282
Binggrae Co., Ltd.	32,556	1,294,335
		4,172,617
Household Products: 2.6%
LG Household & Health Care, Ltd.	8,654	3,890,190
Personal Products: 2.0%
Amorepacific Corp.	3,041	3,026,534
Tobacco: 1.3%
KT&G Corp.	30,981	1,928,074
Total Consumer Staples		13,017,415
MATERIALS: 8.2%
Chemicals: 4.8%
LG Chem, Ltd.	13,557	3,593,475
OCI Materials Co., Ltd.	29,903	1,724,153
KPX Chemical Co., Ltd.	23,837	1,047,816
Hyosung Corp.	20,981	966,335
		7,331,779
Metals & Mining: 3.4%
POSCO ADR	55,200	4,195,752
Poongsan Corp.	43,260	911,733
		5,107,485
Total Materials		12,439,264

matthewsasia.com | 800.789.ASIA 41

Matthews Korea Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
INDUSTRIALS: 7.9%
Construction & Engineering: 3.7%
Samsung Engineering Co., Ltd.	16,402	$3,166,685
Hyundai Engineering & Construction Co., Ltd.	39,740	2,010,289
HanmiGlobal Co., Ltd.	73,990	431,439
		5,608,413
Industrial Conglomerates: 1.1%
Samsung Techwin Co., Ltd.	36,095	1,644,812
Commercial Services & Supplies: 1.1%
KEPCO Plant Service & Engineering Co., Ltd.	64,988	1,643,995
Building Products: 1.0%
KCC Corp.	8,464	1,581,284
Electrical Equipment: 1.0%
LS Corp.	24,300	1,497,771
Total Industrials		11,976,275
ENERGY: 1.7%
Oil, Gas & Consumable Fuels: 1.7%
SK Innovation Co., Ltd.	21,661	2,534,366
Total Energy		2,534,366
HEALTH CARE: 1.7%
Pharmaceuticals: 1.7%
Dong-A Pharmaceutical Co., Ltd.	23,682	1,789,801
Yuhan Corp.	7,945	721,959
Total Health Care		2,511,760
TELECOMMUNICATION SERVICES: 1.0%
Diversified Telecommunication Services: 1.0%
KT Corp.	48,404	1,458,142
Total Telecommunication Services		1,458,142
TOTAL COMMON EQUITIES		144,889,787
(Cost $117,089,472)

PREFERRED EQUITIES: SOUTH KOREA: 4.1%

	Shares	Value
CONSUMER DISCRETIONARY: 2.7%
Automobiles: 2.7%
Hyundai Motor Co., Ltd., 2nd Pfd.	71,646	$4,069,123
Total Consumer Discretionary		4,069,123
FINANCIALS: 1.4%
Insurance: 1.4%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	34,330	2,063,474
Total Financials		2,063,474
TOTAL PREFERRED EQUITIES		6,132,597
(Cost $5,152,894)
TOTAL INVESTMENTS: 99.9%		151,022,384
(Cost $122,242,366c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		141,179
NET ASSETS: 100.0%		$151,163,563

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $122,697,200 and net unrealized appreciation consists of:

Gross unrealized appreciation	$41,520,504
Gross unrealized depreciation	(13,195,320)
Net unrealized appreciation	$28,325,184

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to schedules of investments.

42 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$16.92
Initial Investment	$2,500
Gross Expense Ratio[1]	1.59%
After Fee Waiver, Reimbursement and Recoupment	1.63%

Portfolio Statistics

Total # of Positions	77
Net Assets	$343.5 million
Weighted Average Market Cap	$1.1 billion
Portfolio Turnover	23.99%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ending September 30, 2011, the Matthews Asia Small Companies Fund was down –22.10% while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, fell –23.61%. By comparison, the MSCI Asia ex Japan Large Cap Index declined –20.12% over the same period. The sell-off of small-capitalization equities was once again more severe as investors grew risk averse amid the volatile market environment stemming from troubles in the Eurozone.

Concern surrounding Greece's sovereign debt crisis was a predominant focus, which led to volatile swings in equity markets. Investors once again evaluated the possibility of a global recession given the gloomy economic outlook. While Asia has not been mired with the sovereign debt issues facing Western economies, the potential for a slowdown in exports, moderating growth and persistent high levels of inflation continued to make investors wary. During the global economic crisis of 2008, China stepped in with a vast stimulus program to boost its growth. Two years of robust credit growth and a boom in fixed-asset investments followed. However, in more recent months, China's priorities have included a tightened monetary policy and taming inflation.

Not surprisingly, by country, China was the largest detractor to Fund performance during the quarter. The weakness was particularly pronounced within industries more sensitive to investment slowdown such as automotives, real estate and industrials. Hong Kong-listed Xinyi Glass, a long-term holding in the Fund, was among the worst performers during the quarter. The holding was negatively impacted as investors anticipated a weakening in Xinyi's sales to automotive and construction-related industries due to monetary tightening policies.

Holdings across various industries in Taiwan, India, and Korea also performed poorly. Stock prices for companies within the technology and electronics-related supply chain have been penalized due to the slumping outlook for demand among developed countries. OCI Materials, a Korean specialty gas producer, and Wah Lee Industrial, a Taiwanese distributor of materials and supplies used in electronics manufacturing were among the portfolio's worst performers.

While stock prices for the above-mentioned firms have suffered recently, we maintain these holdings due to their compelling long-term fundamentals and competitiveness within their respective industries. We believe these companies possess the quality operations that should allow them to gain market share in an environment of industry consolidation.

During the quarter, holdings in Indonesia, Thailand and Malaysia held up relatively well thanks to their domestic demand-oriented business models. Most Southeast Asian countries have shown resilience in their consumption power due to rising incomes and strong household balance sheets. The Fund initiated a new position in Petra Foods, a Singaporean cocoa processing and chocolate confectionary company. The firm has a large portfolio of branded chocolates and a vast presence in Indonesia and the Philippines. We believe the firm's sales should grow due to rising consumer demand and expanding distribution reach resulting from better transportation methods and retail facilities—with features such as temperature controls—in emerging markets. We view Petra Foods to be an attractive addition to the portfolio, with the ability to deliver consistent growth in revenue and profits.

Overall, the pace of global economic recovery remains uncertain, and Asia's growth will likely moderate. The Fund will continue to adhere, as always, to its bottom-up fundamental approach to seeking well-run companies with enduring business models that can weather economic cycles. While we are aware of the challenges facing small business in Asia, we remain confident that quality businesses should be rewarded over the long term. This quarter marked the Fund's three-year anniversary, and we thank you for your continued support.

Closed to most new investors.

matthewsasia.com | 800.789.ASIA 43

PERFORMANCE AS OF SEPTEMBER 30, 2011

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Inception 9/15/08
Investor Class (MSMLX)	-22.10%	-20.04%	-14.61%	20.79%	19.92%
MSCI AC Asia ex Japan Small Cap Index[3]	-23.61%	-26.13%	-21.40%	14.23%	10.33%
Lipper Pacific ex Japan Funds Category Average[4]	-21.98%	-20.90%	-16.00%	8.81%	8.81%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.6%
Towngas China Co., Ltd.	China/Hong Kong	2.3%
Dongbu Insurance Co., Ltd.	South Korea	2.2%
Cheil Worldwide, Inc.	South Korea	2.1%
Pacific Hospital Supply Co., Ltd.	Taiwan	2.1%
Gujarat Pipavav Port, Ltd.	India	2.0%
Fook Woo Group Holdings, Ltd.	China/Hong Kong	1.9%
Dynasty Ceramic Public Co., Ltd.	Thailand	1.9%
GlaxoSmithKline Consumer Healthcare, Ltd.	India	1.9%
Vinda International Holdings, Ltd.	China/Hong Kong	1.9%
% OF ASSETS IN TOP TEN		21.9%

COUNTRY ALLOCATION (%)

China/Hong Kong	28.8
India	18.5
Taiwan	15.8
South Korea	13.3
Malaysia	7.4
Indonesia	7.2
Thailand	4.3
Singapore	3.3
Cash and Other Assets, Less Liabilities	1.4

SECTOR ALLOCATION (%)

Consumer Discretionary	21.1
Industrials	18.8
Information Technology	16.3
Financials	14.6
Health Care	10.7
Materials	7.5
Consumer Staples	7.3
Utilities	2.3
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	45.1
Small Cap (under $1B)	53.5
Cash and Other Assets, Less Liabilities	1.4

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

44 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.6%

	Shares	Value
CHINA/HONG KONG: 28.8%
Towngas China Co., Ltd.	15,470,000	$7,736,486
Fook Woo Group Holdings, Ltd.[b]	29,446,000	6,693,492
Vinda International Holdings, Ltd.	6,551,000	6,530,295
Trinity, Ltd.	7,796,000	6,156,402
Yip's Chemical Holdings, Ltd.	7,338,000	5,473,254
Comba Telecom Systems Holdings, Ltd.	7,408,511	5,389,378
Silver Base Group Holdings, Ltd.	4,853,000	4,290,070
Hengdeli Holdings, Ltd.	12,460,000	4,274,284
Dah Chong Hong Holdings, Ltd.	4,105,000	4,213,389
International Mining Machinery Holdings, Ltd.	3,938,000	3,930,949
Kingdee International Software Group Co., Ltd.	10,125,600	3,783,571
AAC Technologies Holdings, Inc.	1,748,000	3,748,334
Minth Group, Ltd.	3,886,000	3,518,591
KWG Property Holding, Ltd.	9,002,000	3,337,453
Xingda International Holdings, Ltd.	6,922,000	3,332,302
Lee's Pharmaceutical Holdings, Ltd.	9,975,000	3,268,515
China Kanghui Holdings, Inc. ADR[b]	161,400	3,147,300
Dalian Port PDA Co., Ltd. H Shares	14,078,000	3,007,766
PCD Stores Group, Ltd.	23,802,900	2,952,032
Singamas Container Holdings, Ltd.	15,986,000	2,631,544
Xinyi Glass Holdings, Ltd.	5,878,000	2,445,805
Kosmopolito Hotels International, Ltd.	19,226,000	2,430,193
TAL Education Group ADR[b]	238,462	2,272,543
Wasion Group Holdings, Ltd.	5,652,000	1,632,652
E-Commerce China Dangdang, Inc. ADR[b]	316,200	1,562,028
Ming Fai International Holdings, Ltd.	8,463,000	838,672
Other Investments		331,045
Total China/Hong Kong		98,928,345
INDIA: 18.5%
Gujarat Pipavav Port, Ltd.[b]	5,198,136	6,893,468
GlaxoSmithKline Consumer Healthcare, Ltd.	135,457	6,545,636
CRISIL, Ltd.	369,120	6,313,167
Ipca Laboratories, Ltd.	1,106,851	5,791,387
Page Industries, Ltd.	105,710	5,468,536
Castrol India, Ltd.	539,267	5,233,166
Federal Bank, Ltd.	582,116	4,351,618
CMC, Ltd.	252,014	4,249,280
Exide Industries, Ltd.	1,529,862	4,025,992
Emami, Ltd.	421,686	3,649,948
Polaris Software Lab, Ltd.	1,309,864	3,526,334
AIA Engineering, Ltd.	545,397	3,467,916
Thermax, Ltd.	251,960	2,262,261
India Infoline, Ltd.	1,268,196	1,805,034
Total India		63,583,743
	Shares	Value
TAIWAN: 15.8%
St. Shine Optical Co., Ltd.	1,004,492	$12,261,466
Pacific Hospital Supply Co., Ltd.	2,262,155	7,130,554
Simplo Technology Co., Ltd.	1,033,310	6,346,545
Wah Lee Industrial Corp.	4,785,000	5,915,981
Synnex Technology International Corp.	2,641,523	5,703,735
TXC Corp.	4,640,792	5,381,385
Chroma ATE, Inc.	2,548,081	5,221,162
Formosa International Hotels Corp.	372,717	5,076,412
Other Investments		1,267,591
Total Taiwan		54,304,831
SOUTH KOREA: 13.3%
Dongbu Insurance Co., Ltd.	174,584	7,526,942
Cheil Worldwide, Inc.	459,455	7,198,333
POSCO Chemtech Co., Ltd.	37,067	5,978,029
Pyeong Hwa Automotive Co., Ltd.	427,232	5,841,929
Kiwoom Securities Co., Ltd.	91,576	4,362,013
KEPCO Plant Service & Engineering Co., Ltd.	172,267	4,357,822
Modetour Network, Inc.	188,906	4,244,621
OCI Materials Co., Ltd.	58,681	3,383,440
Korea Zinc Co., Ltd.	9,430	2,300,627
Shinsegae International Co., Ltd.[b]	4,280	443,241
Total South Korea		45,636,997
MALAYSIA: 7.4%
Alliance Financial Group BHD	6,012,300	6,162,230
Dialog Group BHD	8,861,138	6,160,702
KPJ Healthcare BHD	4,260,100	5,309,057
KFC Holdings Malaysia BHD	4,983,460	5,134,965
LPI Capital BHD	737,500	2,731,256
Total Malaysia		25,498,210
INDONESIA: 7.2%
PT Jasa Marga	14,219,000	6,364,524
PT AKR Corporindo	22,324,500	6,024,367
PT Nippon Indosari Corpindo	17,288,000	5,818,348
PT Bank Tabungan Pensiunan Nasional[b]	15,476,000	5,802,465
PT Sumber Alfaria Trijaya	1,888,000	789,210
Total Indonesia		24,798,914
THAILAND: 4.3%
Dynasty Ceramic Public Co., Ltd.	4,003,500	6,545,831
Tisco Financial Group Public Co., Ltd.	4,774,300	5,483,156
SNC Former Public Co., Ltd.	4,174,800	2,549,260
Total Thailand		14,578,247

matthewsasia.com | 800.789.ASIA 45

Matthews Asia Small Companies Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SINGAPORE: 3.3%
CSE Global, Ltd.	6,262,000	$3,908,567
Amtek Engineering, Ltd.[b]	7,435,000	3,631,178
Keppel Land, Ltd.	1,223,000	2,388,827
Petra Foods, Ltd.	1,119,000	1,497,247
Total Singapore		11,425,819
TOTAL INVESTMENTS: 98.6%		338,755,106
(Cost $373,427,897c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		4,730,563
NET ASSETS: 100.0%		$343,485,669

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $373,466,429 and net unrealized depreciation consists of:

Gross unrealized appreciation	$35,680,324
Gross unrealized depreciation	(70,391,647)
Net unrealized depreciation	($34,711,323)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

46 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$6.74
Initial Investment	$2,500
Gross Expense Ratio[1]	2.99%
After Fee Waiver, Reimbursement and Recoupment[2]	2.00%

Portfolio Statistics

Total # of Positions	46
Net Assets	$3.8 million
Weighted Average Market Cap	$1.2 billion
Portfolio Turnover	N/A3

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross annual operating expenses for the Fund for 2011 are estimated to be 2.99%.

2  The Advisor has contractually agreed to waive Matthews China Small Companies Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

3  The Fund commenced operations on May 31, 2011

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews China Small Companies Fund declined –29.79%, while its benchmark, the MSCI China Small Cap Index, dropped –31.99%.

The market sell-off during the volatile third quarter reflected investor concerns over a number of issues. Persistent inflation and corresponding tight credit policies led to an uncertain business environment, especially for small companies. Corporate governance in China also remained a focal point for investors, following several incidents of alleged malfeasance among some smaller Chinese firms. From a macroeconomic perspective, ongoing concerns over Europe's sovereign debt crisis and the U.S. Federal Reserve's pledge to keep interest rates low—through mid-2013—further complicated China's efforts at reining in inflation. However, on the domestic front, China's economy showed resilience as its growth continued at a steady pace over the quarter.

Meanwhile during the quarter, materials and industrials, which tend to be more sensitive to periods of economic slowdown, were among the worst-performing sectors. The portfolio is underweight in materials as we typically avoid such cyclical sectors. The Fund is overweight in consumer and information technology sectors as we believe these sectors offer opportunities for sustainable, long-term growth.

In our portfolio construction process, searching for emerging industry leaders remains our primary investment focus. Spreadtrum Communications, a Shanghai-based semiconductor company that develops chip sets for wireless devices such as mobile phones, was one of the top contributors during the quarter. With cost-efficient operations, impressive research and development capabilities and a cash-generative business model, the company has gained market share in recent years and has established a dominant position in China's TD-SCDMA (time division synchronous code division multiple access) mobile phone market. We believe the firm's dedicated management and strong financial position should help it solidify its leadership in the industry going forward.

During the quarter, ongoing wage inflation and tightening credit conditions were among the major causes for corporate underperformance. Vanceinfo Technologies, an information technology services provider and software development company, was one holding that fell short of initial expectations, and as a result, we are exiting this position. Although the company delivered strong revenue growth, its profit margin suffered from rising wages and the inability to pass through cost increases.

Looking ahead, China's economic growth appears to be moderating steadily, even as markets are showing ongoing economic concerns. Given the tight monetary policies in China and the ongoing global economic weakness, inflation may abate gradually in the fourth quarter. While rising wages will likely persist, higher wages should provide long-term support for domestic consumption, which has so far shown remarkable resilience under the current economic environment. In the past few months, retail sales in China have posted growth of about 17% year-over-year.

The recent market volatility serves as a reminder of the risks associated with investing in small companies. However, we believe that small companies will continue to be a driving force for China's future growth and will benefit from China's shift to a market economy. We remain focused on finding domestically oriented companies with long-term growth potential and solid management.

matthewsasia.com | 800.789.ASIA 47

PERFORMANCE AS OF SEPTEMBER 30, 2011

	Actual Return, Not Annualized
	3 Months	Inception 5/31/11
Investor Class (MCSMX)	-29.79%	-32.60%
MSCI China Small Cap Index[4]	-31.99%	-35.84%
Lipper China Funds Category Average[5]	-25.59%	-28.74%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Towngas China Co., Ltd.	Utilities	3.9%
Digital China Holdings, Ltd.	Information Technology	3.8%
Television Broadcasts, Ltd.	Consumer Discretionary	3.8%
NVC Lighting Holdings, Ltd.	Consumer Staples	3.7%
Sany Heavy Equipment International Holdings Co., Ltd.	Industrials	3.4%
Trinity, Ltd.	Consumer Discretionary	3.3%
Wumart Stores, Inc.	Consumer Staples	3.2%
Dah Chong Hong Holdings, Ltd.	Consumer Discretionary	3.2%
Taiwan Hon Chuan Enterprise Co., Ltd.	Materials	3.1%
Haitian International Holdings, Ltd.	Industrials	2.9%
% OF ASSETS IN TOP TEN		34.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	26.9
Consumer Staples	19.1
Industrials	14.9
Information Technology	14.2
Health Care	7.8
Materials	7.0
Utilities	3.9
Financials	1.9
Cash and Other Assets, Less Liabilities	4.3

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	48.8
Small Cap (under $1B)	46.9
Cash and Other Assets, Less Liabilities	4.3

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

48 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.7%

	Shares	Value
CONSUMER DISCRETIONARY: 26.9%
Hotels, Restaurants & Leisure: 6.5%
Ajisen China Holdings, Ltd.	83,000	$94,925
Home Inns & Hotels Management, Inc. ADR[b]	3,600	92,772
Gourmet Master Co., Ltd.	8,400	57,863
		245,560
Textiles, Apparel & Luxury Goods: 5.3%
Trinity, Ltd.	160,000	126,350
Anta Sports Products, Ltd.	63,000	72,795
		199,145
Distributors: 4.9%
Dah Chong Hong Holdings, Ltd.	119,000	122,142
Sparkle Roll Group, Ltd.	912,000	64,398
		186,540
Media: 3.8%
Television Broadcasts, Ltd.	26,000	141,828
Specialty Retail: 2.6%
Hengdeli Holdings, Ltd.	292,000	100,168
Diversified Consumer Services: 2.2%
TAL Education Group ADR[b]	8,600	81,958
Leisure Equipment & Products: 0.6%
Goodbaby International Holdings, Ltd.	98,000	23,107
Multiline Retail: 0.5%
PCD Stores Group, Ltd.	168,000	20,835
Internet & Catalog Retail: 0.5%
E-Commerce China Dangdang, Inc. ADR[b]	3,700	18,278
Total Consumer Discretionary		1,017,419
CONSUMER STAPLES: 19.1%
Food Products: 7.1%
Hsu Fu Chi International, Ltd.	25,000	79,819
China Fishery Group, Ltd.	80,000	67,231
Shenguan Holdings Group, Ltd.	126,000	63,975
Tenfu Cayman Holdings Co., Ltd.[b]	80,000	56,604
		267,629
Household Products: 6.3%
NVC Lighting Holdings, Ltd.	365,000	140,031
Vinda International Holdings, Ltd.	101,000	100,681
		240,712
Food & Staples Retailing: 5.7%
Wumart Stores, Inc. H Shares	62,000	122,531
Lianhua Supermarket Holdings Co., Ltd. H Shares	65,000	92,129
		214,660
Total Consumer Staples		723,001
	Shares	Value
INDUSTRIALS: 14.9%
Machinery: 7.7%
Sany Heavy Equipment International Holdings Co., Ltd.	160,000	$126,466
Haitian International Holdings, Ltd.	139,000	108,058
EVA Precision Industrial Holdings, Ltd.	228,000	56,834
		291,358
Transportation Infrastructure: 3.1%
Dalian Port PDA Co., Ltd. H Shares	270,000	57,686
Yuexiu Transport Infrastructure, Ltd.	162,000	57,306
		114,992
Electrical Equipment: 1.7%
Hangzhou Steam Turbine Co., Ltd. B Shares	60,523	63,671
Industrial Conglomerates: 1.3%
Chongqing Machinery & Electric Co., Ltd. H Shares	332,000	48,222
Marine: 1.1%
SITC International Holdings Co., Ltd.	200,000	42,743
Total Industrials		560,986
INFORMATION TECHNOLOGY: 14.2%
Semiconductors & Semiconductor Equipment: 3.8%
Spreadtrum Communications, Inc. ADR	5,900	105,905
RDA Microelectronics, Inc. ADR[b]	4,400	37,180
		143,085
Electronic Equipment, Instruments & Components: 3.8%
Digital China Holdings, Ltd.	109,000	142,672
Software: 2.5%
Kingdee International Software Group Co., Ltd.	146,000	54,555
VanceInfo Technologies, Inc. ADR[b]	5,800	39,034
		93,589
Internet Software & Services: 2.2%
21Vianet Group, Inc. ADR[b]	8,300	82,336
Communications Equipment: 1.9%
Comba Telecom Systems Holdings, Ltd.	100,500	73,109
Total Information Technology		534,791
HEALTH CARE: 7.8%
Health Care Equipment & Supplies: 2.4%
China Kanghui Holdings, Inc. ADR[b]	4,700	91,650
Biotechnology: 2.4%
Sino Biopharmaceutical	312,000	88,183
Life Sciences Tools & Services: 2.3%
WuXi PharmaTech Cayman, Inc. ADR[b]	7,500	87,300
Pharmaceuticals: 0.7%
The United Laboratories International Holdings, Ltd.	36,000	27,299
Total Health Care		294,432

matthewsasia.com | 800.789.ASIA 49

Matthews China Small Companies Fund  September 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 7.0%
Containers & Packaging: 4.2%
Taiwan Hon Chuan Enterprise Co., Ltd.	54,535	$115,734
Greatview Aseptic Packaging Co., Ltd.[b]	148,000	43,470
		159,204
Chemicals: 2.0%
Yip's Chemical Holdings, Ltd.	100,000	74,588
Metals & Mining: 0.8%
Sinoref Holdings, Ltd.	544,000	30,814
Total Materials		264,606
UTILITIES: 3.9%
Gas Utilities: 3.9%
Towngas China Co., Ltd.	292,000	146,028
Total Utilities		146,028
FINANCIALS: 1.9%
Real Estate Management & Development: 1.9%
China Overseas Grand Oceans Group, Ltd.	118,500	73,177
Total Financials		73,177
TOTAL INVESTMENTS: 95.7%		3,614,440
(Cost $5,115,741c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.3%		161,066
NET ASSETS: 100.0%		$3,775,506

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $5,115,741 and net unrealized depreciation consists of:

Gross unrealized appreciation	$11,150
Gross unrealized depreciation	(1,512,451)
Net unrealized depreciation	($1,501,301)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

50 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$8.01
Initial Investment	$2,500
Gross Expense Ratio[1]	1.26%

Portfolio Statistics

Total # of Positions	60
Net Assets	$144.6 million
Weighted Average Market Cap	$18.8 billion
Portfolio Turnover	61.61%[2]

Benchmark

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2011, the Matthews Asia Science and Technology Fund declined –19.09% while its benchmark, the MSCI All Country Asia IT and Telecom Services Index, lost –11.15%.

It has been a difficult period for Asia's science and technology-related industries as the hardware sector suffered from rising wage pressures while demand remained weak for IT products and services. The Fund's underperformance against the index came mostly from two factors: an overweight to Chinese equities, which fell heavily during the quarter, and an underweight to the telecommunications services sector, which outperformed the information technology sector by a wide margin for the quarter. Also a detractor to performance was the Fund's weighting in Japan, a market the Fund has traditionally underweighted but which outperformed the rest of Asia during the quarter.

China was the worst-performing country in Asia during the quarter due to worries over the potential for a hard landing of its economy. Overall inflation remains high in China and rising wage inflation has particularly impacted IT services firms as their largest cost tends to be employee compensation. Our view of China's long-term growth potential in the science and technology sector remains positive, and we believe that higher incomes are ultimately beneficial for overall IT spending. The overall penetration of many technology products and services in China remains low compared with developed countries, and China spends far less on IT services than most developed countries. We have added to a few select holdings in China during the recent weakness and continue to overweight China in the portfolio.

Internet companies in general performed well during the quarter as the demand for Internet services remained steady despite rising macro risks. The noteworthy adoption of smartphones and tablets by Asian consumers also helped the sector as users of these devices tend to spend more time online. Internet companies are also less cyclical compared to other technology industries such as semiconductors or hardware firms since the majority of their earnings are derived from domestic markets.

The Fund's top contributor to performance during the quarter was Spreadtrum Communications, a Shanghai-based semiconductor company that develops chip sets for wireless devices such as mobile phones. It has gained market share due to its competitive product offering, and benefited from relatively stable industry growth in China.

Despite the generally positive performance of Internet companies during the quarter, China's Internet services firm Baidu was a notable detractor. For the first half of the year, Baidu had been the largest contributor to performance. However, concerns over the Chinese economy and, perhaps, Baidu's seemingly high relative valuations negatively impacted Baidu's stock. In terms of valuations, while the firm's headline price-to-earnings ratio may seem high, the value of the company as a whole still seems reasonable in the face of its growth potential. Despite Baidu's recent weakness, we believe that it has one of the best management teams among Chinese Internet companies. While we recognize the risks related to China's regulatory environment, the country's Internet industry is still in its early stages and its growth outlook remains strong. We believe that Baidu continues to be among the best-positioned companies to benefit from developments in this industry, and it remains a core holding in the Fund.

Looking ahead, overall economic sentiment still remains fragile, but we continue to be focused on finding opportunities in secular growth industries that will benefit from proliferation of science and technology products and services in Asia.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

matthewsasia.com | 800.789.ASIA 51

PERFORMANCE AS OF SEPTEMBER 30, 2011

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	-19.09%	-19.01%	-11.69%	8.82%	2.43%	10.73%	-1.39%
MSCI AC Asia IT and Telecom Services Index[3]	-11.15%	-14.42%	-4.88%	6.86%	0.45%	6.29%	-5.30%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	-16.04%	-13.08%	-4.29%	8.83%	4.37%	6.56%	-3.45%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 60 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	6.8%
Samsung Electronics Co., Ltd.	South Korea	5.2%
Spreadtrum Communications, Inc.	China/Hong Kong	3.4%
St. Shine Optical Co., Ltd.	Taiwan	2.8%
NHN Corp.	South Korea	2.8%
Kakaku.com, Inc.	Japan	2.4%
China Mobile, Ltd.	China/Hong Kong	2.3%
Cognizant Technology Solutions Corp., Class A	United States	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.2%
Asahi Intecc Co., Ltd.	Japan	2.2%
% OF ASSETS IN TOP TEN		32.4%

COUNTRY ALLOCATION (%)7

China/Hong Kong	32.1
Japan	21.5
Taiwan	17.8
South Korea	16.9
India	4.7
United States	2.3
Indonesia	1.9
Malaysia	1.3
Vietnam	0.7
Cash and Other Assets, Less Liabilities	0.8

SECTOR ALLOCATION (%)

Information Technology	59.7
Health Care	11.8
Industrials	9.4
Consumer Discretionary	7.1
Telecommunication Services	5.6
Materials	4.2
Financials	1.4
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	45.5
Mid Cap ($1B–$5B)	21.4
Small Cap (under $1B)	32.3
Cash and Other Assets, Less Liabilities	0.8

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  The United States is not included in the MSCI AC Asia IT and Telecom Services Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

52 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  September 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.2%

	Shares	Value
CHINA/HONG KONG: 32.1%
Baidu, Inc. ADR[b]	91,400	$9,771,574
Spreadtrum Communications, Inc. ADR	277,400	4,979,330
China Mobile, Ltd. ADR	68,400	3,331,764
ZTE Corp. H Shares	1,054,144	2,985,510
Sinopharm Group Co., Ltd. H Shares	964,000	2,538,973
Digital China Holdings, Ltd.	1,899,000	2,485,640
21Vianet Group, Inc. ADR[b]	221,001	2,192,330
Airtac International Group	384,000	2,168,840
Kingdee International Software Group Co., Ltd.	5,176,000	1,934,084
Ctrip.com International, Ltd. ADR[b]	58,226	1,872,548
EVA Precision Industrial Holdings, Ltd.	7,114,000	1,773,321
Sunny Optical Technology Group Co., Ltd.	9,889,000	1,759,588
NetEase.com, Inc. ADR[b]	45,500	1,736,280
WuXi PharmaTech Cayman, Inc. ADR[b]	148,700	1,730,868
AAC Technologies Holdings, Inc.	724,000	1,552,514
Sany Heavy Equipment International Holdings Co., Ltd.	1,481,000	1,170,601
TAL Education Group ADR[b]	107,900	1,028,287
Taomee Holdings, Ltd. ADR[b]	146,200	859,656
Kingboard Laminates Holdings, Ltd.	1,309,500	540,711
Total China/Hong Kong		46,412,419
JAPAN: 21.5%
Kakaku.com, Inc.	84,700	3,476,770
Asahi Intecc Co., Ltd.	119,700	3,215,344
Rakuten, Inc.	2,710	3,157,275
Yahoo! Japan Corp.	8,751	2,717,921
Toshiba Corp.	652,000	2,659,801
Nabtesco Corp.	110,800	2,094,187
NTT DoCoMo, Inc.	1,117	2,035,229
SMC Corp.	13,500	1,973,191
FANUC Corp.	14,000	1,928,443
Murata Manufacturing Co., Ltd.	35,200	1,911,157
Keyence Corp.	6,400	1,751,387
Miraca Holdings, Inc.	38,200	1,679,033
Hitachi, Ltd.	338,000	1,677,854
Omron Corp.	38,300	752,155
Total Japan		31,029,747
TAIWAN: 17.8%
St. Shine Optical Co., Ltd.	337,000	4,113,635
Taiwan Semiconductor Manufacturing Co., Ltd.	1,440,933	3,243,197
Synnex Technology International Corp.	1,391,447	3,004,496
TXC Corp.	2,131,198	2,471,302
Simplo Technology Co., Ltd.	394,980	2,425,950
HTC Corp.	92,810	2,037,819
Chroma ATE, Inc.	923,360	1,892,017
Pacific Hospital Supply Co., Ltd.	568,000	1,790,397
Foxconn Technology Co., Ltd.	553,350	1,764,219
Hon Hai Precision Industry Co., Ltd.	728,982	1,624,482
Delta Electronics, Inc.	577,000	1,351,566
Total Taiwan		25,719,080
	Shares	Value
SOUTH KOREA: 16.9%
Samsung Electronics Co., Ltd.	10,761	$7,513,938
NHN Corp.[b]	20,871	3,976,272
Cheil Industries, Inc.	35,312	2,448,154
Samsung Electro-Mechanics Co., Ltd.	39,951	2,447,061
JVM Co., Ltd.[b]	66,542	2,436,000
Kiwoom Securities Co., Ltd.	43,840	2,088,218
OCI Materials Co., Ltd.	33,815	1,949,711
LG Chem, Ltd.	6,095	1,615,566
Total South Korea		24,474,920
INDIA: 4.7%
Info Edge India, Ltd.	219,876	3,089,546
Exide Industries, Ltd.	552,469	1,453,880
Polaris Software Lab, Ltd.	456,702	1,229,505
MakeMyTrip, Ltd.[b]	46,900	1,045,166
Total India		6,818,097
UNITED STATES: 2.3%
Cognizant Technology Solutions Corp., Class Ab	52,000	3,260,400
Total United States		3,260,400
INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	83,500	2,761,345
Total Indonesia		2,761,345
MALAYSIA: 1.3%
KPJ Healthcare BHD	1,539,400	1,918,444
Total Malaysia		1,918,444
VIETNAM: 0.7%
FPT Corp.	437,940	1,070,310
Total Vietnam		1,070,310
TOTAL INVESTMENTS: 99.2%		143,464,762
(Cost $142,895,754c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		1,142,259
NET ASSETS: 100.0%		$144,607,021

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $142,557,724 and net unrealized depreciation consists of:

Gross unrealized appreciation	$21,612,882
Gross unrealized depreciation	(21,705,844)
Net unrealized depreciation	($92,962)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 53

Notes to Schedules of Investments (unaudited)

A. SECURITY VALUATION: Matthews Asia Funds' (each a "Fund" and collectively, the "Funds") equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or at their fair value as determined by or under the direction of the Board.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B. FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of September 30, 2011, Level 3 Securities consist of international bonds that trade in over-the-counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

54 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of September 30, 2011 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$44,106,905	$76,148,343	$20,159,965	$250,951,671
India	—	—	—	20,528,959
Indonesia	38,149,552	23,732,156	—	12,424,399
South Korea	45,435,949	21,291,428	—	28,635,459
Taiwan	92,686,057	88,205,740	—	—
United Kingdom	77,994,667	57,204,210	—	—
Vietnam	23,000,441	—	3,643,081	42,486,571
Warrants:
India	7,795,025	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	200,485,007	205,550,596	12,443,572	—
Cambodia	—	—	2,277,666	—
China/Hong Kong	477,914,174	512,531,193	67,116,748	1,046,115,499
India	—	—	11,956,562	679,370,153
Indonesia	42,585,763	58,965,963	21,321,233	420,455,003
Japan	340,074,299	639,318,255	129,492,760	—
Malaysia	210,211,491	6,238,405	7,481,826	234,999,793
Philippines	43,735,435	34,410,975	—	103,781,974
Singapore	415,229,121	198,806,598	8,905,499	65,098,311
South Korea	77,814,446	124,906,596	5,397,385	814,345,645
Sri Lanka	—	—	3,406,958	—
Taiwan	96,724,152	125,057,350	14,465,867	369,673,306
Thailand	192,006,990	155,525,377	14,896,557	312,962,746
United Kingdom	—	1,957,307	—	—
Vietnam	49,292,826	—	1,586,015	—
Preferred Equities:
South Korea	91,586,921	—	7,246,098	—
Level 3: Significant Unobservable Inputs
International Bonds	546,808,248	4,368,456	—	—
Total Market Value of Investments	$3,113,637,469	$2,334,218,948	$331,797,792	$4,401,829,489

matthewsasia.com | 800.789.ASIA 55

Notes to Schedules of Investments (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$99,221,920	$—	$—	$2,159,723	$193,008
Consumer Staples	—	538,793	—	—	2,878,282	56,604
Energy	1,250,517	—	—	—	—	—
Financials	1,236,300	6,437,963	18,334,896	—	—	—
Health Care	—	22,978,857	—	—	—	178,950
Information Technology	260,604	49,576,926	12,163,802	—	—	264,455
Materials	—	—	—	—	4,195,752	—
Telecommunication Services	3,807,735	23,848,416	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	7,357,573	376,284,238	76,193,032	36,058,680	40,127,227	824,411
Consumer Staples	1,809,108	251,915,624	78,836,420	12,327,903	10,139,133	666,397
Energy	521,500	151,576,998	11,250,814	—	2,534,366	—
Financials	5,421,611	313,400,123	160,610,057	15,750,930	26,832,428	73,177
Health Care	1,025,357	28,914,796	38,918,711	13,558,001	2,511,760	115,482
Industrials	2,675,508	170,856,352	131,750,290	26,477,616	11,976,275	560,986
Information Technology	3,528,996	230,285,661	74,081,711	27,320,975	31,833,187	270,336
Materials	1,840,462	—	74,345,471	6,425,612	8,243,512	264,606
Telecommunication Services	—	82,382,073	6,755,346	7,382,521	1,458,142	—
Utilities	4,565,378	149,907,352	37,713,466	—	—	146,028
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,069,123	—
Financials	—	—	—	—	2,063,474	—
Level 3: Significant Unobservable Inputs
International Bonds	—	—	49,427,500	—	—	—
Total Market Value of Investments	$35,300,649	$1,958,126,092	$770,381,516	$145,302,238	$151,022,384	$3,614,440

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$6,981,871	$27,502,637
India	12,014,172	1,045,166
Indonesia	—	2,761,345
Singapore	1,497,247	—
South Korea	443,241	—
United States	—	3,260,400
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	91,946,474	18,909,782
India	51,569,571	5,772,931
Indonesia	24,798,914	—
Japan	—	31,029,747
Malaysia	25,498,210	1,918,444
Singapore	9,928,572	—
South Korea	45,193,756	24,474,920
Taiwan	54,304,831	25,719,080
Thailand	14,578,247	—
Vietnam	—	1,070,310
Level 3: Significant Unobservable Inputs
International Bonds	—	—
Total Market Value of Investments	$338,755,106	$143,464,762

56 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the hierarchy (See Note A Security Valuation). At September 30, 2011, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2010. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$—	$1,850,936,861
Matthews Asia Dividend Fund	—	1,290,397,226
Matthews China Dividend Fund	—	31,944,085
Matthews Asia Growth Fund	—	253,060,785
Matthews Pacific Tiger Fund	—	3,452,928,677
Matthews China Fund	—	2,627,487,768
Matthews India Fund	—	1,091,287,827
Matthews Japan Fund	—	51,290,556
Matthews Korea Fund	2,514,450	10,889,630
Matthews Asia Small Companies Fund	—	341,943,444
Matthews Asia Science and Technology Fund	—	80,606,124

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund
	International Bonds	International Bonds	International Bonds
Balance as of 12/31/10 (market value)	$890,985,739	$4,869,165	$109,826,875
Accrued discounts/premiums	11,945,517	2,793	1,177,336
Realized gain/(loss)	35,186,637	—	(418,236)
Change in unrealized appreciation/depreciation	(128,457,296)	(503,502)	(10,336,350)
Net purchases	67,659,109	—	3,163,250
Net sales	(330,511,458)	—	(53,985,375)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 9/30/11 (market value)	$546,808,248	$4,368,456	$49,427,500
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 9/30/11	($68,014,786)	($503,502)	($10,336,350)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

matthewsasia.com | 800.789.ASIA 57

Notes to Schedules of Investments (continued)

C. HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Investment Company of 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period ended September 30, 2011, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the period ended September 30, 2011 is set forth below:

	Shares Held at Dec. 31, 2010	Shares Purchased		Shares Sold	Shares Held at Sept. 30, 2011	Value at Sept. 30, 2011
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	110,763,000	21,468,000		—	132,231,000	$25,610,676
CyberLink Corp.	5,990,128	—		—	5,990,128	11,071,875
GS Home Shopping, Inc.†	430,049	—		131,114	298,935	—
I-CABLE Communications, Ltd.	128,079,000	—		19,961,000	108,118,000	5,728,988
Inspur International, Ltd.†	299,510,000	—		218,680,000	80,830,000	—
SinoCom Software Group, Ltd.	83,028,000	5,458,000		23,546,000	64,940,000	4,375,615
Vitasoy International Holdings, Ltd.	51,771,000	—		—	51,771,000	33,017,458
Total Affiliates						$79,804,612
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ascendas India Trust	—	46,280,000		—	46,280,000	$27,156,229
CapitaRetail China Trust, REIT	30,418,000	8,553,000		—	38,971,000	34,626,623
EPS Co., Ltd.	12,504	2,088		—	14,592	33,151,923
Pigeon Corp.	1,069,300	352,000		—	1,421,300	58,267,087
Sichuan Expressway Co., Ltd. H Shares	34,912,000	30,700,000		—	65,612,000	26,609,654
Shinko Plantech Co., Ltd.	2,555,600	—		—	2,555,600	23,906,343
TXC Corp.	15,450,000	6,099,524	††	—	21,549,524	24,988,468
Woongjin Thinkbig Co., Ltd.	1,475,030	604,840		—	2,079,870	28,260,620
Total Affiliates						$256,966,947
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,291,350	175,000		550,000	5,916,350	$92,692,114
Green Cross Corp.	610,295	73,754		—	684,049	97,404,628
MegaStudy Co., Ltd.	398,753	—		2,341	396,412	39,763,562
Yuhan Corp.	584,137	1	†††	—	584,138	53,080,380
Total Affiliates						$282,940,684
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.†	120,330,000	20,106,800	††	22,708,000	117,728,800	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	16,796,000	12,640,800	††	995,000	28,441,800	40,312,557
Total Affiliates						$40,312,557

†  Issuer was not an affiliated company as of September 30, 2011.

††  Increase due to stock dividend during the period.

†††  Purchase of a fractional share.

D. OTHER TRANSACTIONS WITH AFFILIATES

The Funds entered into transactions with JP Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("JP Morgan") acting as a brokerdealer in the purchase or sale of securities in market transactions. The aggregate value of such transactions with JP Morgan by the Funds in 2011 was $294,123. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain administrative services from JP Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectus; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with JP Morgan, the Funds paid JP Morgan $428,045 for such services.

58 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

E. TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2010 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asia Dividend Fund	$—	$82,207
Matthews China Dividend Fund	—	2,322
Matthews Asia Growth Fund	—	55,869
Matthews Pacific Tiger Fund	—	2,215,610
Matthews China Fund	1,423,251	14,746
Matthews India Fund	3,173,623	270,782
Matthews Korea Fund	—	5,878
Matthews Asia Small Companies Fund	—	47,112

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2010, which expire in the year indicated, which are available to offset future capital gains, if any:

EXPIRING IN:	2016	2017	2018	Total
Matthews Asia Growth Fund	$8,369,439	$58,248,975	$—	$66,618,414
Matthews Pacific Tiger Fund	—	100,409,052	—	100,409,052
Matthews India Fund	—	84,698,767	2,775,218	87,473,985
Matthews Japan Fund	30,079,024	44,032,426	—	74,111,450
Matthews Asia Science and Technology Fund	8,256,365	15,057,062	—	23,313,427

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2011 will not be subject to expirations. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

matthewsasia.com | 800.789.ASIA 59

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of September 30, 2011. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI AC Asia IT and Telecom Services Index (formerly known as MSCI/Matthews Asian Technology Index) is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

60 MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

©2011 Matthews Asia Funds  QR-0911-291M